                                                                  EXECUTION COPY

                        MORTGAGE LOAN PURCHASE AGREEMENT

          Mortgage Loan Purchase Agreement, dated as of April 3, 2006 (the
"Agreement"), between UBS Real Estate Investments Inc. (together with its successors and permitted assigns hereunder, the "Seller"), UBS Principal Finance
LLC, as an additional party responsible for the Seller's obligations hereunder
(in such capacity, together with its successors and permitted assigns hereunder, the "Additional Party"), and Structured Asset Securities Corporation II
(together with its successors and permitted assigns hereunder, the "Purchaser").

          The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit the Mortgage Loans, together with certain other multifamily and commercial mortgage loans (the "Other Loans";
and, together with the Mortgage Loans, the "Securitized Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the
"Certificates") to be identified as the LB-UBS Commercial Mortgage Trust
2006-C3, Commercial Mortgage Pass-Through Certificates, Series 2006-C3. One or
more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a
Pooling and Servicing Agreement, dated as of March 13, 2006 (the "Pooling and
Servicing Agreement"), between the Purchaser, as depositor, Wachovia Bank,
National Association, as master servicer (the "Master Servicer"), CWCapital
Asset Management LLC., as special servicer (the "Special Servicer"), and LaSalle
Bank National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and
Servicing Agreement, as in effect on the Closing Date.

          The Purchaser has entered into an Underwriting Agreement (the
"Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers
Inc. ("Lehman") and UBS Securities LLC ("UBSS" and, together with Lehman in such capacity, the "Underwriters"), whereby the Purchaser will sell to the
Underwriters all of the Certificates that are to be registered under the
Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase
Agreement"), dated as of the date hereof, with Lehman and UBSS (together in such capacity, the "Placement Agents"), whereby the Purchaser will sell to the
Placement Agents all of the remaining Certificates (other than the Residual
Interest Certificates).

          In connection with the transactions contemplated hereby, the Seller,
UBS Americas Inc. (the "Co-Indemnitor"), the Purchaser, the Underwriters and the
Placement Agents have entered into an Indemnification Agreement (the
"Indemnification Agreement"), dated as of the date hereof.

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase.

          The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage

Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $764,023,236 (the "Initial UBS Pool Balance") as of the close of business on the Cut-off Date, after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on April
10, 2006 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans shall consist of: (A) a cash amount equal to a percentage (mutually agreed upon by the parties hereto) of the Initial UBS Pool Balance, plus interest accrued on each
Mortgage Loan at the related Mortgage Rate (net of the related Administrative
Cost Rate), for the period from and including March 11, 2006 up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing
Date; and (B) a 45.01042% Percentage Interest in each Class of Residual Interest
Certificates (all such Residual Interest Certificates, the "Seller's Residual
Interest Certificates").

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 7 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller (other than the primary servicing rights) in and to the Mortgage Loans identified on the
Mortgage Loan Schedule as of such date. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the
Pooling and Servicing Agreement.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

          (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with (i) the Trustee or a Custodian appointed thereby, a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and
Servicing Agreement, with copies of each Mortgage File to be delivered by the
Trustee to, upon request, the Master Servicer (at the expense of the Trustee), within 10 Business Days of such request; and (ii) the Master Servicer (or, at the direction of the Master Servicer, to the appropriate Sub-Servicer) or, in the case of the Outside Serviced Trust Mortgage Loan, the applicable Outside
Servicer, all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage Loans. In addition, the Seller shall deliver to and deposit with the Master Servicer, within 30 days of the Closing Date, a copy of the mortgage file that was delivered to the related Outside Serviced Trustee with respect to the 888 Seventh Avenue Trust
Mortgage Loan under the related Non-Trust Mortgage Loan Securitization
Agreement.

          (d) The Seller shall, retain, with respect to each Mortgage Loan
(except in the case of the Outside Serviced Trust Mortgage Loan), an Independent
third party (the "Recording Agent"),

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through which it shall: (i) as and in the manner provided in the Pooling and
Servicing Agreement (and in any event within 45 days following the later of the
Closing Date and the date on which all necessary recording information is available to the subject Recording Agent), submit for recording in the appropriate public office for real property records each related assignment of
Mortgage and assignment of Assignment of Leases, in favor of, and delivered under clause (a)(iv) of the definition of "Mortgage File" to the Trustee, and
(ii) cause each such assignment of Mortgage and assignment of Assignment of
Leases to be delivered to the Trustee following its return by the appropriate public office for real property records, with copies of any such returned assignments to be delivered by the Trustee to the Master Servicer, at the expense of the Seller, at least every 90 days after the Closing Date (or at additional times upon the request of the Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master Servicer); provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of
Assignment of Leases, the Trustee shall obtain a certified copy of the recorded original. Notwithstanding the foregoing, the Seller may request the Trustee to submit for recording any of the assignments of Mortgage or assignments of
Assignment of Leases referred to in this paragraph, and in such event, the
Seller shall cause any such unrecorded document to be delivered to the Trustee.

          If any such assignment of Mortgage and/or assignment of Assignment of
Leases referred to in the preceding paragraph is lost or returned unrecorded because of a defect therein, then the Seller shall prepare or cause the preparation of a substitute therefor or cure such defect, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the
Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

          The Seller shall bear the out-of-pocket costs and expenses of all such recording and delivery contemplated in the preceding two paragraphs, including, without limitation, any out-of-pocket costs and expenses that may be incurred by the Trustee in connection with any such recording or delivery performed by the
Trustee at the Seller's request and the fees of the Recording Agent.

          Pursuant to the Pooling and Servicing Agreement and a letter agreement dated April 10, 2006 (the "Letter Agreement") between Redwood Trust, Inc., the
Depositor, the Seller and the Trustee, the Trustee, through a third party (the
"Filing Agent") retained by it, as and in the manner provided in the Pooling and
Servicing Agreement and at the expense of Redwood Trust, Inc. (and in any event within 45 days following the later of the Closing Date and the date on which all necessary filing information is available to the Filing Agent), is required, with respect to each Mortgage Loan (other than the Outside Serviced Trust
Mortgage Loan), to cause (i) each assignment of UCC Financing Statements prepared by the Seller, in favor of, and delivered as part of the related
Mortgage File to the Trustee, to be submitted for filing in the appropriate public office, and (ii) such assignments to be delivered to the Trustee following their return by the applicable public filing office, with copies of any such returned assignments to be delivered by the Trustee to the Master
Servicer, at the expense of the Seller, at least every 90 days after the Closing
Date (or at additional times upon the request of the Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master Servicer). The Seller hereby agrees to reasonably cooperate with the Trustee and the Filing Agent with respect to the filing of the assignments of UCC Financing Statements as described in this paragraph and to forward to the Trustee filing confirmation, if any, received in connection with such UCC Financing Statements filed in accordance with this paragraph. Notwithstanding the foregoing, to the extent the Trustee provides
Redwood Trust, Inc., pursuant to the Letter Agreement, with an invoice

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for the expenses (i) reasonably to be incurred in connection with the filings referred to in this paragraph and (ii) required to be paid by Redwood Trust,
Inc. pursuant to the Letter Agreement, and such expenses are not paid by Redwood
Trust, Inc. in advance of such filings, the Trustee, pursuant to the Pooling and
Servicing Agreement and the Letter Agreement and at the expense of the Seller
(with respect to each Mortgage Loan, other than the Outside Serviced Trust
Mortgage Loan), shall only be required to cause the filing agent to file the assignments of such UCC Financing Statements with respect to Mortgage Loans secured by hotel or hospitality properties.

          (e) With respect to any Mortgage Loan (other than the Outside Serviced
Trust Mortgage Loan), the following documents (other than any document that constitutes part of the Mortgage File for such Mortgage Loan): copies of any final appraisal, final survey, final engineering report, final environmental report, opinion letters of counsel to the related mortgagor delivered in connection with the closing of such Mortgage Loan, escrow agreements, reserve agreements, organization documentation for the related mortgagor, organizational documentation for any related guarantor or indemnitor (if the related guarantor or indemnitor is an entity), insurance certificates or insurance review reports, leases for tenants representing 10% or more of the annual income with respect to the related Mortgaged Property, final seismic report and property management agreements, rent roll, property operating statement and financial statements for the related guarantor or indemnitor, cash management or lockbox agreement, zoning letters or zoning reports and the documents, if any, specifically set forth on Exhibit C hereto (collectively, the "Mortgage Origination Documents"), but in each case, only if the subject document (a) was in fact obtained in connection with the origination of such Mortgage Loan, (b) relates to the administration or servicing of such Mortgage Loan, (c) is reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loan by the
Master Servicer or Special Servicer in connection with its duties under the
Pooling and Servicing Agreement, and (d) is in the possession or under the control of the Seller shall, within 45 days of the Closing Date, be delivered or caused to be delivered by the Seller to the Master Servicer (or, at the direction of the Master Servicer, to and with the applicable Sub-Servicer);
provided that the Seller shall not be required to deliver any draft documents, privileged or other communications or correspondence, credit underwriting or due diligence analyses or information, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

          (f) After the Seller's transfer of the Mortgage Loans to the
Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the
Purchaser.

          (g) In connection with the obligations of the Master Servicer under
Sections 3.01(e) and 3.19(c) of the Pooling and Servicing Agreement, with regard to each Mortgage Loan (other than the Outside Serviced Trust Mortgage Loan) that is secured by the interests of the related Mortgagor in a hospitality property
(identified on Schedule VI to the Pooling and Servicing Agreement) and each
Mortgage Loan (other than the Outside Serviced Trust Mortgage Loan) that has a related letter of credit, the Seller shall deliver to and deposit with the
Master Servicer, on or before the Closing Date, any related franchise agreement, franchise comfort letter and the original of such letter of credit. Further, in

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the event, with respect to a Mortgage Loan (other than the Outside Serviced
Trust Mortgage Loan) with a related letter of credit, the Master Servicer determines that a draw under such letter of credit has become necessary under the terms thereof prior to the assignment of such letter of credit having been effected in accordance with Section 3.01(e) of the Pooling and Servicing
Agreement, the Seller shall, upon the written direction of the Master Servicer, use its best efforts to make such draw or to cause such draw to be made on behalf of the Trustee.

          (h) Pursuant to the Pooling and Servicing Agreement, the Master
Servicer shall review the documents with respect to each Mortgage Loan delivered by the Seller pursuant to or as contemplated by Section 2(e) and provide the
Seller with a certificate (the "Master Servicer Certification") within 90 days of the Closing Date acknowledging: (i) its (or, if the Master Servicer has directed that such documents be delivered only to the applicable Sub-Servicer, the applicable Sub-Servicer's) receipt as of the date of the Master Servicer
Certification of such documents actually received, provided that such review shall be limited to identifying the document received, the Mortgage Loan to which it purports to relate, that it appears regular on its face and that it appears to have been executed (where appropriate); and (ii) in the event the
Seller has, in its sole discretion, elected to deliver a Mortgage Loan Checklist
(as defined in Section 5(b)(i)) with respect to any Mortgage Loan, its (or the appropriate Sub-Servicer's) receipt as of the date of the Master Servicer
Certification of such Mortgage Loan Checklist, provided that, if the Seller delivers a Mortgage Loan Checklist, as referred to in this clause (ii), on or prior to the 90th day following the Closing Date, then the Master Servicer may instead deliver the Master Servicer Certification within the later of (x) 90 days of the Closing Date and (y) five (5) Business Days of its receipt of such
Mortgage Loan Checklist. Notwithstanding anything to the contrary set forth herein, to the extent the Seller has not been notified in writing of its failure to deliver any document with respect to a Mortgage Loan required to be delivered pursuant to or as contemplated by Section 2(e) hereof prior to the first anniversary of the date of the Master Servicer Certification, the Seller shall have no obligation to provide such document.

          (i) In addition, on the Closing Date, the Seller shall deliver to the
Master Servicer for deposit in the Pool Custodial Account the Initial Deposit relating to each Mortgage Loan that is an Initial Deposit Mortgage Loan.

          SECTION 3. Representations, Warranties and Covenants of Seller and
Additional Party.

          (a) Each of the Seller and the Additional Party (each, for purposes of this Section 3(a), a "Representing Party") hereby represent and warrant to and covenant with the Purchaser, as of the date hereof, that:

               (i) The Representing Party is duly organized or formed, as the case may be, validly existing and in good standing as a legal entity under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Representing Party and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Representing Party, enforceable against the Representing Party in accordance with its terms, except as such

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     enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the
     Representing Party and the Representing Party's performance and compliance with the terms of this Agreement will not (A) violate the Representing
     Party's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Representing Party is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the
     Representing Party is a party or by which the Representing Party is bound.

               (iv) The Representing Party is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Representing Party's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Representing Party or its properties or have consequences that would materially and adversely affect its performance hereunder.

               (v) The Representing Party is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate or limited liability company (as applicable) restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Representing Party's reasonable and good faith judgment, materially and adversely affect the ability of the Representing Party to perform its obligations under this Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the
     Representing Party or the performance by the Representing Party of its obligations under this Agreement.

               (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d) hereof, no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Representing Party of or compliance by the Representing
     Party with this Agreement or the consummation of the transactions contemplated by this Agreement; and no bulk sale law applies to such transactions.

               (vii) No litigation is pending or, to the best of the
     Representing Party's knowledge, threatened against the Representing Party that would, in the Representing Party's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Representing Party of its obligations under this Agreement.

               (viii) No proceedings looking toward merger, liquidation,
     dissolution or bankruptcy of the Representing Party are pending or contemplated.

          In addition, the Seller hereby further represents and warrants to, and covenants with, the Purchaser, as of the date hereof, that:

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               (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the
     Mortgage Loans to the Purchaser, as provided herein, as a sale of the
     Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the
     Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

               (x) The Seller will acquire the Seller's Residual Interest
     Certificates for its own account and not with a view to, or sale or transfer in connection with, any distribution thereof, in whole or in part, in any manner that would violate the Securities Act or any applicable state securities laws.

               (xi) The Seller understands that (A) the Seller's Residual
     Interest Certificates have not been and will not be registered under the
     Securities Act or registered or qualified under any applicable state securities laws, (B) neither the Purchaser nor any other party is obligated so to register or qualify the Seller's Residual Interest Certificates and
     (C) neither the Seller's Residual Interest Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless it is (1) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (2) sold or transferred in a transaction which is exempt from such registration and qualification and the Certificate Registrar has received the certifications and/or opinions of counsel required by the Pooling and Servicing Agreement.

               (xii) The Seller understands that it may not sell or otherwise transfer the Seller's Residual Interest Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 5.02 of the Pooling and
     Servicing Agreement, which provisions it has or, as of the Closing Date, will have carefully reviewed, and that the Seller's Residual Interest
     Certificates will bear legends that identify the transfer restrictions to which such Certificates are subject.

               (xiii) Neither the Seller nor anyone acting on its behalf has (A)
     offered, transferred, pledged, sold or otherwise disposed of any Seller's
     Residual Interest Certificate, any interest in a Seller's Residual Interest
     Certificate or any other similar security to any person in any manner, (B)
     solicited any offer to buy or accept a transfer, pledge or other disposition of any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any

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     other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Seller's Residual Interest
     Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner, or (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute a distribution of the Seller's Residual Interest Certificates under the Securities Act, would render the disposition of the Seller's Residual Interest Certificates a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Seller's Residual
     Interest Certificates pursuant thereto. The Seller will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Seller's Residual Interest
     Certificates, any interest in the Seller's Residual Interest Certificates or any other similar security.

               (xiv) The Seller has been furnished with all information
     regarding (A) the Purchaser, (B) the Seller's Residual Interest
     Certificates and distributions thereon, (C) the nature, performance and servicing of the Other Loans, (D) the Pooling and Servicing Agreement and
     the Trust Fund, and (E) all related matters, that it has requested.

               (xv) The Seller is either (a) a "qualified institutional buyer"
     within the meaning of Rule 144A under the Securities Act or (b) an
     "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7)
     of Rule 501(a) under the Securities Act or an entity in which all its equity owners are "accredited investors" as defined in such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the
     Seller's Residual Interest Certificates. The Seller has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Seller is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

               (xvi) The Seller is not a Plan and is not directly or indirectly acquiring the Seller's Residual Interest Certificates on behalf of, as named fiduciary of, as trustee of or with assets of a Plan.

               (xvii) The Seller is a United States Tax Person and is not a
     Disqualified Organization.

          (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties set forth on Exhibit B hereto.

          (c) The Seller intends to transfer the Seller's Residual Interest
Certificates to Merrill Lynch, Pierce, Fenner & Smith Incorporated on or about the Closing Date; and, in connection therewith, the Seller will comply with all of the requirements of Section 5.02 of the Pooling and Servicing Agreement, as
in effect on the Closing Date, and applicable law. The Seller hereby directs the
Purchaser to cause the Seller's Residual Interest Certificates to be registered in the name of Merrill Lynch, Pierce, Fenner & Smith Incorporated upon initial issuance.

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          SECTION 4. Representations and Warranties of the Purchaser.

          In order to induce the Seller to enter into this Agreement, the
Purchaser hereby represents and warrants for the benefit of the Seller and the
Additional Party as of the date hereof that:

               (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The
     Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage
     Loans to the Trustee.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller and the Additional Party, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the
     Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

               (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

               (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the
     Purchaser, as provided herein, as a sale of the Mortgage Loans to the
     Purchaser in exchange for the consideration specified in Section 1 hereof.

          SECTION 5. Notice of Breach; Cure; Repurchase.

          (a) If the Seller receives written notice with respect to any Mortgage
Loan (i) that any document constituting a part of clauses (a)(i) through
(a)(xiii) (or, in the case of the Outside Serviced Trust Mortgage Loan, clause(b)(i)) of the definition of Mortgage File or a document, if any, specifically set forth on Exhibit D hereto has not been executed (if applicable)
or is missing (a "Document Defect") or (ii) of a breach of any of the Seller's representations and warranties made pursuant to Section 3(b) hereof (each such breach, a "Breach") relating to any Mortgage Loan, and such Document Defect or
Breach, as of the date specified in Section 5(b)(ii) below, materially and adversely affects the value of

                                      -9-

the Mortgage Loan, then such Document Defect shall constitute a "Material
Document Defect" or such Breach shall constitute a "Material Breach", as the case may be. Then, following receipt of a Seller/Depositor Notification with respect to such Material Document Defect or Material Breach, as the case may be, the Seller shall (subject to Sections 5(f), (g) and (h)), (A) not later than 90 days after (1) the Seller and the Purchaser have agreed upon the existence of such Material Document Defect or Material Breach or (2) a court of competent jurisdiction makes a final non-appealable determination that a Material Document
Defect or Material Breach exists or (B) in the case of a Material Document
Defect or Material Breach that affects whether a Mortgage Loan was, as of the
Closing Date, is or will continue to be a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days following the discovery by any party of such Material Document Defect or
Material Breach (either such 90-day period, in the case of clause (A) or (B), as applicable, the "Initial Resolution Period"): (i) cure such Material Document
Defect or Material Breach, as the case may be, in all material respects (which cure shall include payment of any out-of-pocket expenses that are reasonably incurred and directly attributable to pursuing such a claim based on such
Material Document Defect or Material Breach associated therewith), or (ii) if such Material Document Defect or Material Breach, as the case may be, cannot be cured within the Initial Resolution Period, repurchase the affected Mortgage
Loan (or the related Mortgaged Property) from, and in accordance with the directions of, the Purchaser or its designee, at a price equal to the Purchase
Price; provided that if (a) such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial
Resolution Period, (b) any such Material Breach or Material Document Defect, as the case may be, does not affect whether the Mortgage Loan was, as of the
Closing Date, is or will continue to be a Qualified Mortgage, (c) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or
Material Document Defect, as the case may be, within the applicable Initial
Resolution Period, and (d) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof confirming that such Material Breach or Material Document Defect, as the case may be, is not capable of being cured within the applicable Initial Resolution Period, setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Breach or
Material Document Defect, as the case may be, will be cured within an additional period not to exceed 90 days beyond the end of the Initial Resolution Period, then the Seller shall have such additional 90-day period (the "Resolution
Extension Period"), to complete such cure or, failing such, to repurchase the affected Mortgage Loan (or the related Mortgaged Property); and provided, further, that, if any such Material Document Defect is still not cured after the
Initial Resolution Period and any such Resolution Extension Period solely due to the failure of the Seller to have received a recorded document, then the Seller shall be entitled to continue to defer its cure and repurchase obligations in respect of such Material Document Defect so long as the Seller certifies to the
Purchaser every six months thereafter that the Material Document Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken). The parties acknowledge that neither delivery of a certification or schedule of exceptions to the Seller pursuant to Section
2.02(b) of the Pooling and Servicing Agreement or otherwise nor possession of such certification or schedule by the Seller shall, in and of itself, constitute delivery of notice of any Material Document Defect or Material Breach or knowledge or awareness by the Seller of any Material Document Defect or Material
Breach.

          If, during the period of deferral by the Seller of its cure and repurchase obligations as contemplated by the last proviso of the penultimate sentence of the preceding paragraph, the Mortgage Loan that is the subject of the Material Document Defect either becomes a Specially Serviced Mortgage Loan or becomes the subject of a proposed or actual assumption of the obligations of the related

                                      -10-

Mortgagor under such Mortgage Loan, then, following receipt by the Seller of a
Seller/Depositor Notification providing notice of such event, the Seller shall cure the subject Material Document Defect within the time period specified in such Seller/Depositor Notification. If, upon the expiration of such period, the
Seller has failed to cure the subject Material Document Defect, the Master
Servicer or the Special Servicer, as applicable, shall be entitled (but not obligated) to perform the obligations of the Seller with respect to curing the subject Material Document Defect and, in the event of such an election, the
Seller shall pay all reasonable actual out-of-pocket costs and expenses in connection with the applicable servicer's effecting such cure.

          (b) (i) Provided that the Seller provides a materially complete and accurate list of the Mortgage Origination Documents applicable to each Mortgage
Loan (a "Mortgage Loan Checklist") within 90 days of the Closing Date, then all
Seller/Depositor Notifications relative to Material Document Defects with respect to such Mortgage Loan must be given within twelve (12) month of the first anniversary of the later of (i) the initial Custodial Certification given pursuant to the Pooling and Servicing Agreement and (ii) the date of delivery of the related Mortgage Loan Checklist. Nothing in this Section 5(b)(i) shall be construed to obligate the Seller to deliver a Mortgage Loan Checklist with respect to any Mortgage Loan and in the event the Seller, in its sole discretion, delivers a Mortgage Loan Checklist in respect of any Mortgage Loan, the delivery thereof shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Trustee or any other Person.

               (ii) Provided that any Seller/Depositor Notification with respect to a Material Document Defect or Material Breach is received by the Seller
     (in accordance with the provisions of the Pooling and Servicing Agreement)
     within 24 months of the Closing Date, the material and adverse effect of the related Document Defect or Breach shall be determined as of the date hereof. After the expiration of 24 months following the Closing Date, the material and adverse effect of any Document Defect or Breach that was not the subject of another Seller/Depositor Notification, received by the
     Seller (in accordance with the provisions of the Pooling and Servicing
     Agreement) within 24 months of the Closing Date, shall be determined as of the date of such Seller/Depositor Notification.

               (iii) In the event the Seller is obligated to repurchase any
     Mortgage Loan pursuant to this Section 5, such obligation shall extend to any successor REO Mortgage Loan with respect thereto as to which (A) the subject Material Breach existed as to the subject predecessor Mortgage Loan prior to the date the related Mortgaged Property became an REO Property or within 90 days thereafter, and (B) as to which the Seller had received, no later than 90 days following the date on which the related Mortgaged
     Property became an REO Property, a Seller/Depositor Notification from the
     Trustee regarding the occurrence of the applicable Material Breach and directing the Seller to repurchase the subject Mortgage Loan.

          (c) If one or more (but not all) of the Mortgage Loans constituting a
Cross-Collateralized Group are to be repurchased by the Seller as contemplated by Section 5(a), then, prior to the subject repurchase, the Seller or its designee shall use reasonable efforts, subject to the terms of the related
Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the

                                      -11-

Mortgage Loan Schedule as directly corresponding thereto; provided that, if such
Cross-Collateralized Group is still subject to the Pooling and Servicing
Agreement, then no such termination shall be effected unless and until (i) the
Purchaser or its designee has received from the Seller (A) an Opinion of Counsel to the effect that such termination will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to the Grantor Trust and (B) written confirmation from each Rating
Agency that such termination will not cause an Adverse Rating Event to occur with respect to any Class of Certificates and (ii) the Controlling Class
Representative (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller within 10 Business Days of the Controlling
Class Representative's receipt of a written request for such consent); and
provided, further, that the Seller may, at its option, purchase the entire
Cross-Collateralized Group in lieu of terminating the cross-collateralization.
All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the
Mortgage Loan(s) to be repurchased. If the cross-collateralization of any
Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i) determining whether the subject Breach or Document Defect, as the case may be, materially and adversely affects the value of any one or more Mortgage Loans in such Cross-Collateralized Group, and
(ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

          (d) It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to this Section 5 that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the
Seller (or as otherwise required to be prepared, executed and delivered under the Pooling and Servicing Agreement), in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such
Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder. If any Mortgage Loan is to be repurchased as contemplated by this Section 5, the Seller shall amend the
Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

          (e) Any repurchase of a Mortgage Loan pursuant to this Section 5 shall be on a whole loan, servicing released basis. The Seller and the Additional
Party shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or Document Defect. It is understood and agreed that the obligations of the Seller set forth in this Section 5 constitute the sole remedies available to the Purchaser with respect to any Breach or Document
Defect.

          (f) Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller set forth in, or made pursuant to, paragraph (xlviii) of Exhibit B to this Agreement, specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related
Mortgagor to bear the reasonable costs and expenses associated with the subject matter of such representation or warranty, as set forth in such representation or warranty, then the Purchaser or its designee will direct the Seller in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the Trust that (i) are due from the Mortgagor, (ii) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (iii) have not been paid by the Mortgagor,
(iv) are the basis of such Breach and (v) constitute

                                      -12-

"Covered Costs". Upon payment of such costs, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material Breach, and the
Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances. Amounts deposited in the Pool
Custodial Account pursuant to this paragraph shall constitute "Liquidation
Proceeds" for all purposes of the Pooling and Servicing Agreement (other than
Section 3.11(c) of the Pooling and Servicing Agreement).

          (g) Subject to Section 5(f) and the last three sentences of this paragraph, if the Seller determines that a Material Breach (other than a
Material Breach of a representation or warranty on the part of the Seller set forth in and made pursuant to paragraph (xvii) of Exhibit B to this Agreement)
or a Material Document Defect with respect to a Mortgage Loan is not capable of being cured in accordance with Section 5(a) hereof, then in lieu of repurchasing such Mortgage Loan the Seller may, at its sole option, pay a cash amount equal to the loss of value (each such payment, a "Loss of Value Payment") with respect to such Mortgage Loan, which loss of value is directly attributed to such
Material Breach or Material Document Defect, as the case may be. The amount of each such Loss of Value Payment shall be determined either (i) by mutual agreement of the Special Servicer on behalf of the Trust with respect to the subject Material Breach or Material Document Defect, as the case may be, and the
Seller, or (ii) by judicial decision; provided that, in the event there is a legal action for determining the existence of a Material Breach or a Material
Document Defect with respect to any Mortgage Loan, such legal action must also include a determination of the amount of the loss of value to such Mortgage Loan directly attributed to such Material Breach or such Material Document Defect, as the case may be. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Material Breach or
Material Document Defect and the Seller shall not be obligated to otherwise cure such Material Breach or Material Document Defect or repurchase the affected
Mortgage Loan based on such Material Breach or Material Document Defect under any circumstances. Notwithstanding the foregoing provisions of this Section
5(g), if 95% or more of the loss of value to a Mortgage Loan was caused by a
Material Breach or Material Document Defect, which Material Breach or Material
Document Defect is not capable of being cured, this Section 5(g) shall not apply, and the Seller shall be obligated to repurchase the affected Mortgage
Loan at the applicable Purchase Price in accordance with Section 5(a); and, furthermore, the Seller shall not have the option of delivering Loss of Value
Payments in connection with any Material Breach relating to a Mortgage Loan's failure to be a Qualified Mortgage. In the eve nt there is a Loss of Value
Payment made by the Seller in accordance with this Section 5(g), the amount of such Loss of Value Payment shall be deposited into the Loss of Value Reserve
Fund to be applied in accordance with Section 3.05(e) of the Pooling and
Servicing Agreement.

          In the event the amount of any Loss of Value Payment is determined by judicial decision, then such Loss of Value Payment shall also include the payment of any costs and expenses (including costs incurred in establishing the amount of any related loss of value to the subject Mortgage Loan, including reasonable legal fees) that are reasonably incurred in good faith by the Master
Servicer, the Special Servicer and/or the Trustee (on behalf of the Trust) in enforcing the rights of the Trust against the Seller with respect to the subject
Material Breach or Material Document Defect, as the case may be; provided that, that in the event the Seller tenders a loss of value payment in a specified amount in connection with a Material Breach or Material Document Defect, as the case may be, prior to the institution of legal proceedings and that offer is rejected and an amount equal to or less than the loss of value payment originally tendered by the Seller is ultimately determined by judicial decision to be the actual amount of the Loss of Value Payment attributed to such Material
Breach or Material Document

                                      -13-

Defect, as the case may be, then that Loss of Value Payment shall not include the payment of any costs or expenses incurred in enforcing the rights of the
Trust against the Seller with respect to the subject Material Breach or Material
Document Defect, as the case may be; and provided, further, that if the Special
Servicer request a loss of value payment from the Seller of a specified amount in connection with a Material Breach or Material Document Defect, as the case may be, and the Seller refuses to pay that amount and an amount equal to or greater than the loss of value payment originally requested by the Special
Servicer is ultimately determined by judicial decision to be the actual Loss of
Value Payment attributable to such Material Document Defect or Material Breach, then that Loss of Value Payment shall also include the payment of any costs or expenses reasonably incurred in good faith in enforcing the rights of the Trust against the Seller with respect to the subject Material Breach or Material
Document Defect, as the case may be; and provided, further, that, if the Seller tenders a loss of value payment in connection with a Material Breach or Material
Document Defect, as the case may be, in a specified amount, and the Special
Servicer rejects such tender and requests a greater loss of value payment amount, and an amount in between the respective amounts tendered and requested is ultimately determined by judicial decision to be the actual Loss of Value
Payment attributable to such Material Breach or Material Document Defect, as the case may be, then that Loss of Value Payment shall also include the payment of an amount equal to the product of (i) all costs and expenses reasonably incurred in connection with that judicial determination, multiplied by (ii) a fraction, the numerator of which is the excess of the amount determined by judicial decision over the amount tendered by the Seller, and the denominator of which is the excess of the amount requested by the Special Servicer over the amount tendered by the Seller. Notwithstanding the foregoing, in the event any Loss of
Value Payment is determined by the parties hereto by mutual agreement (and not by a judicial decision), that Loss of Value Payment shall not include any costs and expenses incurred by the Master Servicer, the Special Servicer or the
Trustee unless such costs and expenses were specifically included in such mutual agreement.

          (h) Notwithstanding the foregoing, if there exists a Material Breach of the representation or warranty on the part of the Seller set forth in and made pursuant to paragraph (xvii) of Exhibit B to this Agreement, and the subject Mortgage Loan becomes a Qualified Mortgage prior to the expiration of the Initial Resolution Period applicable to a Material Document Defect or
Material Breach that affects whether a Mortgage Loan is a Qualified Mortgage, and without otherwise causing an Adverse REMIC Event or an Adverse Grantor Trust
Event, then such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such Breach.

          SECTION 6. Obligations of the Additional Party.

          The Additional Party hereby covenants and agrees with the Purchaser that the Additional Party shall be liable to the Purchaser and any designee thereof to the same extent as the Seller as set forth herein, for all the obligations of the Seller under Section 5 hereof. The Additional Party further agrees that the Purchaser shall not be bound or obligated to initially request the Seller to perform any of its obligations hereunder, but may instead initially request the Additional Party to perform such obligations.
Additionally, the Additional Party agrees that the Purchaser shall not be bound or obligated in anyway to exhaust recourse against the Seller before being entitled to demand the performance by the Additional Party of its obligations hereunder. Performance by the Additional Party of any of the Seller's
obligations hereunder shall be deemed to be performance thereof by the Seller.

                                      -14-

          SECTION 7. Closing.

          The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York
10019 at 10:00 a.m., New York City time, on the Closing Date.

          The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller and the
Additional Party set forth in or made pursuant to Sections 3(a) and 3(b) of this
Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement, shall be true and correct in all material respects as of the Closing Date;

          (b) Insofar as it affects the obligations of the Seller hereunder, the
Pooling and Servicing Agreement shall be in a form mutually acceptable to the
Purchaser and the Seller;

          (c) All documents specified in Section 8 of this Agreement (the
"Closing Documents"), in such forms as are reasonably acceptable to the
Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (d) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

          (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller and Additional Party shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

          (g) Neither the Underwriting Agreement nor the Certificate Purchase
Agreement shall have been terminated in accordance with its terms.

          All parties hereto agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 8. Closing Documents.

          The Closing Documents shall consist of the following:

          (a) This Agreement duly executed by the Purchaser, the Seller and the
Additional Party;

          (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

                                      -15-

          (c) The Indemnification Agreement duly executed by the parties thereto;

          (d) Certificates of each of the Seller and the Additional Party, executed by a duly authorized officer of the Seller or the Additional Party, as the case may be, and dated the Closing Date, and upon which the initial
Purchaser, the Underwriters and the Placement Agents may rely, to the effect that: (i) the representations and warranties of the Seller or the Additional
Party, as the case may be, in this Agreement and, in the case of the Seller, in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and
(ii) the Seller or the Additional Party, as the case may be, has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (e) An Officer's Certificate from an officer of each of the Seller and the Additional Party, in his or her individual capacity, dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Seller or the Additional Party, as the case may be, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or, in the case of the Seller, in the
Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (f) As certified by an officer of each of the Seller and the
Additional Party, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and, in the case of the Seller, the Indemnification Agreement,
(ii) the organizational documents of each of the Seller and the Additional
Party, and (iii) a certificate of good standing of each of the Seller and the
Additional Party, issued by the Secretary of State of the State of Delaware not
earlier than 10 days prior to the Closing Date;

          (g) A Certificate of the Co-Indemnitor, executed by a duly authorized officer of the Co-Indemnitor and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that the representations and warranties of the Co-Indemnitor in the
Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date;

          (h) An Officer's Certificate from an officer of the Co-Indemnitor, in his or her individual capacity, dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the
Co-Indemnitor, signed the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (i) As certified by an officer of the Co-Indemnitor, true and correct copies of (i) the resolutions of the board of directors authorizing the
Co-Indemnitor's entering into the transactions contemplated by the
Indemnification Agreement, (ii) the organizational documents of the Co-

                                      -16-

Indemnitor, and (iii) a certificate of good standing of the Co-Indemnitor issued by the Secretary of State of the State of Delaware not earlier than 10 days prior to the Closing Date;

          (j) A favorable opinion of Cadwalader, Wickersham & Taft LLP ("CWT"), special counsel to the Seller, the Additional Party and the Co-Indemnitor,
substantially in the form attached hereto as Exhibit C-1, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and
Servicing Agreement, together with such other opinions of CWT as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

          (k) An Officer's Certificate from an officer of each of the Seller and the Co-Indemnitor, in each case delivered in connection with the opinion of CWT to be delivered pursuant to Section 8(j) above, in form and substance satisfactory to the addressees of such opinion and upon which such addressees may rely;

          (l) A favorable opinion of in-house counsel to the Additional Party, substantially in the form attached hereto as Exhibit C-2, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and
Servicing Agreement;

          (m) In connection with the initial issuance of the Seller's Residual
Interest Certificates, a Transfer Affidavit and Agreement in the form contemplated by the Pooling and Servicing Agreement from Seller and from the transferee of the Seller;

          (n) In the event any of the Certificates are mortgage related securities within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a Certificate of the Seller regarding origination of the
Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the
Securities Exchange Act of 1934, as amended; and

          (o) Such further certificates, opinions and documents as the Purchaser may reasonably request.

          SECTION 9. Costs.

          An amount equal to 45.01042% of all reasonable out-of-pocket costs and expenses incurred by the Seller, the initial Purchaser, the Underwriters, the
Placement Agents and the seller of the Other Loans to the Purchaser in connection with the securitization of the Securitized Loans and the other transactions contemplated by this Agreement, the Underwriting Agreement and the
Certificate Purchase Agreement shall be payable by the Seller.

          SECTION 10. Grant of a Security Interest.

          The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in
Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the
Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the

                                      -17-

Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform
Commercial Code; (iii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the
Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the
Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi)
notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable)
of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement; and, in
connection with the foregoing, the Seller authorizes the Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

          SECTION 11. Notices.

          All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice hereunder to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          SECTION 12. Representations, Warranties and Agreements to Survive
Delivery.

          All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller, the Additional Party and/or the Co-Indemnitor submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by
the initial Purchaser to the Trustee).

          SECTION 13. Severability of Provisions.

          Any part, provision, representation, warranty or covenant of this
Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or

                                      -18-

is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 14. Counterparts.

          This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 15. GOVERNING LAW; CONSENT TO JURISDICTION.

          THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH
THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND
TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER
APPLICABLE LAW, THE SELLER, THE ADDITIONAL PARTY AND THE PURCHASER EACH HEREBY
IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL
COURTS SITTING IN NEW YORK CITY, TO THE EXCLUSION OF ALL OTHER COURTS, WITH
RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES
THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING SHALL BE HEARD AND
DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS, TO THE EXCLUSION OF ALL
OTHER COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN
INCONVENIENT FORUM IN CONNECTION WITH SUCH ACTION OR PROCEEDING COMMENCED IN
SUCH NEW YORK STATE OR FEDERAL COURTS; AND (IV) AGREES THAT A FINAL JUDGMENT IN
ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER
JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW;
PROVIDED, THAT IN THE EVENT NEITHER A NEW YORK STATE NOR FEDERAL COURT SITTING
IN NEW YORK IN WHICH AN ACTION OR PROCEEDING HAS BEEN DULY AND PROPERLY
COMMENCED BY ANY PARTY TO THIS AGREEMENT REGARDING A MATTER ARISING OUT OF OR
RELATING TO THIS AGREEMENT HAS REFUSED TO ACCEPT JURISDICTION OVER OR OTHERWISE
HAS NOT ACCEPTED SUCH ACTION OR PROCEEDING WITHIN, IN THE CASE OF EACH SUCH
COURT, 60 DAYS OF THE COMMENCEMENT OR FILING THEREOF, THEN THE WORDS "TO THE
EXCLUSION OF ALL OTHER COURTS" IN CLAUSE (I) AND CLAUSE (II) OF THIS SENTENCE
SHALL NOT APPLY WITH REGARD TO SUCH ACTION OR PROCEEDING AND THE REFERENCE TO
"SHALL" IN CLAUSE (II) OF THIS SECTION SHALL BE DEEMED TO BE "MAY".

          SECTION 16. Further Assurances.

          The Seller, the Additional Party and the Purchaser each agrees to execute and deliver such instruments and take such further actions as any other such party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

                                      -19-

          SECTION 17. Successors and Assigns.

          The rights and obligations of the Seller and the Additional Party under this Agreement shall not be assigned by the Seller or the Additional
Party, as the case may be, without the prior written consent of the Purchaser, except that any person into which the Seller or the Additional Party may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller or the Additional Party is a party, or any person succeeding to all or substantially all of the business of the Seller or the Additional Party, shall be the successor to the Seller or the Additional
Party, as the case may be, hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Additional Party, the
Purchaser, and their respective successors and permitted assigns.

          SECTION 18. Amendments.

          No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's and the Additional Party's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller or the
Additional Party, as applicable, has consented to such amendment or modification in writing.

                                      -20-

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER

                                        UBS REAL ESTATE INVESTMENTS INC.

                                        By: /s/ Robert W. Pettinato
                                            ------------------------------------
                                            Name: Robert W. Pettinato
                                            Title: Executive Director

                                        By: /s/ Brad A. Cohen
                                            ------------------------------------
                                            Name: Brad A. Cohen
                                            Title: Executive Director

                                        Address for Notices:
                                        1251 Avenue of the Americas
                                        New York, New York 10020
                                        Attention: Robert Pettinato
                                        Telecopier No.: (212) 882-3391

                                        with a copy to:

                                        1251 Avenue of the Americas
                                        New York, New York 10020
                                        Attention: Tessa L. Peters
                                        Telecopier No.: (212) 882-3392

                                      -21-

                                        ADDITIONAL PARTY

                                        UBS PRINCIPAL FINANCE LLC

                                        By: /s/ Robert W. Pettinato
                                            ------------------------------------
                                            Name:  Robert W. Pettinato
                                            Title: Executive Director

                                        By: /s/ Brad A. Cohen
                                            ------------------------------------
                                            Name:  Brad A. Cohen
                                            Title: Executive Director

                                        Address for Notices:
                                        1251 Avenue of the Americas
                                        New York, New York 10020
                                        Attention: Robert Pettinato
                                        Telecopier No.: (212) 882-3391

                                        with a copy to:

                                        1251 Avenue of the Americas
                                        New York, New York 10020
                                        Attention: Tessa L. Peters
                                        Telecopier No.: (212) 882-3392

                                      -22-

                                        PURCHASER

                                        STRUCTURED ASSET SECURITIES
                                        CORPORATION II

                                        By: /s/ David Nass
                                            ------------------------------------
                                            Name:  David Nass
                                            Title: Senior Vice President

                                        Address for Notices:
                                        Structured Asset Securities Corporation
                                        II
                                        745 Seventh Avenue
                                        New York, New York 10019
                                        Attention: Scott Lechner
                                        Telecopier No.: (646) 758-4203

                                      -23-

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                 [See Attached]

                                     Exh A-1

MORTGAGE LOAN NUMBER              PROPERTY NAME                                            ADDRESS
--------------------  ------------------------------------  ------------------------------------------------------------------------

          1           888 Seventh Avenue                    888 Seventh Avenue
          2           Station Place II                      600 Second Street, Northeast
          9           1 Allen Bradley Drive                 1 Allen Bradley Drive
         10           1010 Second Avenue                    1010 Second Avenue
         11           Queensbury Portfolio                  Various
         12           Dacra Portfolio                       Various
         14           University Towers                     536 South Forest Avenue
         15           Rio Santa Fe Apartments               13015 West Rancho Santa Fe Boulevard
         16           Rochester Apartments                  Various
         17           Advance Tower                         6262 Sunset Drive
         18           Maple Hill Apartments                 18215 Foothill Boulevard
         20           950 Herndon Parkway                   950 Herndon Parkway
         23           Meadows at Westbrook                  140 Westbrook Hills Drive
         24           Westwood Office Center                8607 Westwood Center Drive
         26           Green Caye                            2415 Caroline Street
         33           5435 Balboa                           5435 and 5445 Balboa Boulevard
         38           400 South Sepulveda                   400 South Sepulveda Boulevard
         39           Glens Falls Hospital Building         1 Murray Street
         40           Cory Building                         888 Newark Avenue
         53           151 West 25th Street                  151 West 25th Street
         54           Quality Inn Cookstown                 21 Wrightstown - Cookstown Road
         55           Kuakini Self Storage                  76-6201 Walua Road
         59           Peachtree Square Industrial           2675, 2687, 2691, 2692, 2695, 2696 & 2703 Peachtree Square
         61           Northwest 36th Street                 6555 Northwest 36th Street
         68           Colony Park Apartments                4700 Taft Boulevard
         73           The Waterfront                        2200 Metrocenter Boulevard
         75           Ken's Korner Shopping Center          11042 State Route 525
         76           Metropolitan Apartments               121 Craddock Avenue
         84           Capital Self Storage - Mechanicsburg  5160 East Trindle Road
         86           Wells Fargo                           101 North Phillips Avenue
         87           Walgreens - Humble                    9510 North Sam Houston Parkway East
         88           Southampton                           1328 Armory Drive
         89           CVS - Nashville                       292 South Van Buren Street
         90           Eckerd - Durham                       3798 Guess Road
         92           Capital Self Storage - Enola          10 Prospect Street
         95           Tropical Village Apartments           251 West Walnut Avenue
         100          Woischke MHP                          11830 Henriette Road
         103          Capital Self Storage - Dover          4050A Carlisle Road
         104          Capital Self Storage - Hanover        250 East Chesnut Street
         108          Best Western - Amsterdam              10 Market Street
         111          North Side Manor Apartments           31,37, 43, 49 Onondaga Road; 44, 48 Buell Road; and 1422 Portland Avenue
         115          Liberty Point                         3417-3429 Liberty Avenue, 1-4 St. Johns Place,
                                                            3500-3504 Howley Street, 3422-3432 Denny Street
         118          Sunrise Village                       24 Erin Lane
         119          Spata Plaza                           2449 McMullen Booth Road
         120          Alcom Industrial                      31 Industrial Road

                                                                                                                       REMAINING
MORTGAGE LOAN NUMBER        CITY        STATE  ZIP CODE  CUT-OFF DATE BALANCE  MONTHLY P&I PAYMENT  MORTGAGE RATE  TERM TO MATURITY
--------------------  ----------------  -----  --------  --------------------  -------------------  -------------  ----------------

          1           New York            NY     10106         145,894,000.00           703,237.79        5.70500               118
          2           Washington          DC     20002         105,870,750.53           698,116.14        6.90000               119
          9           Mayfield Heights    OH     44124          52,700,000.00           254,247.00        5.71000               120
         10           San Diego           CA     92101          40,000,000.00           230,821.66        5.58000               119
         11           Various             NY    Various         37,250,000.00           234,862.73        6.49000               121
         12           Miami               FL     33137          34,000,000.00           210,007.69        6.28000               120
         14           Ann Arbor           MI     48104          31,500,000.00           184,553.99        5.80000               120
         15           Avondale            AZ     85323          26,700,000.00           159,418.46        5.99000               120
         16           Various             NY    Various         25,883,000.00           159,366.08        6.25000               119
         17           South Miami         FL     33143          25,600,000.00           153,419.92        6.01000               120
         18           Fontana             CA     92335          23,350,000.00           140,639.42        6.07000               121
         20           Herndon             VA     20170          18,500,000.00           108,250.23        5.80000               118
         23           Syracuse            NY     13215          17,840,000.00           108,570.83        6.14000               119
         24           Vienna              VA     22182          16,983,000.00            99,202.33        5.77000               119
         26           Dickinson           TX     77539          14,730,116.75            87,110.47        5.86000               119
         33           Encino              CA     91316          11,000,000.00            65,385.86        5.92000               121
         38           Manhattan Beach     CA     90266           9,750,000.00            55,993.16        5.61000               119
         39           Glens Falls         NY     12801           9,700,000.00            46,714.93        5.70000               121
         40           Jersey City         NJ     07306           9,450,000.00            62,364.18        6.92000               121
         53           New York            NY     10001           8,000,000.00            37,040.74        5.48000               121
         54           Cookstown           NJ     08511           7,500,000.00            47,500.75        5.82000               120
         55           Kailua-Kona         HI     96740           7,317,000.00            44,104.60        6.05000               121
         59           Doraville           GA     30360           6,920,000.00            41,622.46        6.03000               119
         61           Virginia Gardens    FL     33166           6,750,000.00            42,089.15        6.37000               120
         68           Wichita Falls       TX     76308           6,159,358.60            34,280.81        5.25000               113
         73           Nashville           TN     37228           5,700,000.00            32,722.50        5.60000               116
         75           Clinton             WA     98236           5,492,857.62            33,792.94        6.23000               119
         76           San Marcos          TX     78666           5,376,606.24            30,966.22        5.59000               116
         84           Mechanicsburg       PA     17050           4,550,000.00            26,465.92        5.72000               120
         86           Sioux Falls         SD     57104           4,200,000.00            20,227.08        5.70000               119
         87           Humble              TX     77396           3,868,000.00            20,392.96        6.24000               120
         88           Franklin            VA     23851           3,750,000.00            22,991.93        6.21000               120
         89           Nashville           IN     47448           3,750,000.00            18,820.31        5.94000               120
         90           Durham              NC     27705           3,731,000.00            17,337.92        5.50000               116
         92           Enola               PA     17025           3,550,000.00            20,649.23        5.72000               120
         95           Painesville         OH     44077           3,386,369.17            20,384.72        6.00000               116
         100          Pine City           MN     55063           2,993,646.48            18,228.32        6.12500               118
         103          Dover               PA     17315           2,500,000.00            14,541.71        5.72000               120
         104          Hanover             PA     17331           2,400,000.00            13,960.04        5.72000               120
         108          Amsterdam           NY     12010           2,188,701.08            15,269.59        6.80000               116
         111          Irondequoit         NY     14621           2,025,000.00            12,114.87        5.98000               119
         115          Pittsburgh          PA     15201           1,700,000.00            10,115.98        5.93000               120
         118          Scottsbluff         NE     69361           1,395,717.89             9,020.22        6.00000                82
         119          Clearwater          FL     34695           1,118,111.82             7,611.38        6.57000               119
         120          Addison             IL     60101           1,000,000.00             8,574.23        6.25000               121

                                                                                                                       PRIMARY
MORTGAGE LOAN NUMBER  MATURITY DATE  REMAINING AMORTIZATION TERM  INTEREST ACCRUAL BASIS  ADMINISTRATIVE COST RATE  SERVICING FEE
--------------------  -------------  ---------------------------  ----------------------  ------------------------  -------------

          1               1/11/2016                            0  Act/360                                  0.02110           0.00
          2               2/11/2036                          359  Act/360                                  0.02110           0.00
          9               3/11/2016                            0  Act/360                                  0.02110           0.00
         10               2/11/2016                            0  Act/360                                  0.02110           0.00
         11               4/11/2016                            0  Act/360                                  0.02110           0.00
         12               3/11/2016                          360  Act/360                                  0.02110           0.00
         14               3/11/2016                            0  Act/360                                  0.02110           0.00
         15               3/11/2016                            0  Act/360                                  0.02110           0.00
         16               2/11/2016                          360  Act/360                                  0.02110           0.00
         17               3/11/2016                            0  Act/360                                  0.02110           0.00
         18               4/11/2016                            0  Act/360                                  0.02110           0.00
         20               1/11/2016                            0  Act/360                                  0.02110           0.00
         23               2/11/2016                          360  Act/360                                  0.02110           0.00
         24               2/11/2016                            0  Act/360                                  0.02110           0.00
         26               2/11/2016                          359  Act/360                                  0.02110           0.00
         33               4/11/2016                          360  Act/360                                  0.02110           0.00
         38               2/11/2016                            0  Act/360                                  0.02110           0.00
         39               4/11/2016                            0  Act/360                                  0.02110           0.00
         40               4/11/2016                          360  Act/360                                  0.02110           0.00
         53               4/11/2016                            0  Act/360                                  0.02110           0.00
         54               3/11/2016                          300  Act/360                                  0.02110           0.00
         55               4/11/2016                          360  Act/360                                  0.02110           0.00
         59               2/11/2016                          360  Act/360                                  0.02110           0.00
         61               3/11/2016                          360  Act/360                                  0.02110           0.00
         68               8/11/2015                          353  Act/360                                  0.02110           0.00
         73              11/11/2015                          360  Act/360                                  0.02110           0.00
         75               2/11/2016                          359  Act/360                                  0.02110           0.00
         76              11/11/2015                          356  Act/360                                  0.02110           0.00
         84               3/11/2016                          360  Act/360                                  0.02110           0.00
         86               2/11/2016                            0  Act/360                                  0.02110           0.00
         87               3/11/2016                            0  Act/360                                  0.02110           0.00
         88               3/11/2016                          360  Act/360                                  0.02110           0.00
         89               3/11/2016                            0  Act/360                                  0.02110           0.00
         90              11/11/2015                            0  Act/360                                  0.02110           0.00
         92               3/11/2016                          360  Act/360                                  0.02110           0.00
         95              11/11/2015                          356  Act/360                                  0.02110           0.00
         100              1/11/2016                          358  Act/360                                  0.02110           0.00
         103              3/11/2016                          360  Act/360                                  0.02110           0.00
         104              3/11/2016                          360  Act/360                                  0.02110           0.00
         108             11/11/2015                          296  Act/360                                  0.02110           0.00
         111              2/11/2016                          360  Act/360                                  0.02110           0.00
         115              3/11/2016                          360  Act/360                                  0.02110           0.00
         118              1/11/2013                          298  Act/360                                  0.02110           0.00
         119              2/11/2016                          299  Act/360                                  0.02110           0.00
         120              4/11/2016                          180  Act/360                                  0.02110           0.00

                                                                                                                           ARD
MORTGAGE LOAN NUMBER     GROUND LEASE?      MORTGAGE LOAN SELLER                     DEFEASANCE                       MORTGAGE LOAN
--------------------  --------------------  --------------------  --------------------------------------------------  -------------

          1           Leasehold             UBS                   Defeasance                                                N/A
          2           Fee Simple            UBS                   Defeasance                                                Yes
          9           Fee Simple            UBS                   Yield Maintenance, Defeasance or Yield Maintenance        N/A
         10           Fee Simple/Leasehold  UBS                   Defeasance                                                N/A
         11           Fee Simple            UBS                   Defeasance                                                N/A
         12           Fee Simple            UBS                   Defeasance                                                N/A
         14           Fee Simple            UBS                   Defeasance                                                N/A
         15           Fee Simple            UBS                   Defeasance                                                N/A
         16           Fee Simple            UBS                   Defeasance                                                N/A
         17           Fee Simple            UBS                   Defeasance                                                N/A
         18           Fee Simple            UBS                   Defeasance                                                N/A
         20           Fee Simple            UBS                   Defeasance                                                N/A
         23           Fee Simple            UBS                   Defeasance                                                N/A
         24           Fee Simple            UBS                   Defeasance                                                N/A
         26           Fee Simple            UBS                   Defeasance                                                N/A
         33           Fee Simple            UBS                   Defeasance                                                N/A
         38           Fee Simple            UBS                   Defeasance                                                N/A
         39           Leasehold             UBS                   Defeasance                                                N/A
         40           Fee Simple            UBS                   Defeasance                                                N/A
         53           Fee Simple            UBS                   Defeasance                                                N/A
         54           Fee Simple            UBS                   Defeasance                                                N/A
         55           Fee Simple            UBS                   Defeasance                                                N/A
         59           Fee Simple            UBS                   Defeasance                                                N/A
         61           Fee Simple            UBS                   Defeasance                                                N/A
         68           Fee Simple            UBS                   Defeasance                                                N/A
         73           Fee Simple            UBS                   Defeasance                                                N/A
         75           Fee Simple            UBS                   Defeasance                                                N/A
         76           Fee Simple            UBS                   Defeasance                                                N/A
         84           Fee Simple            UBS                   Defeasance                                                N/A
         86           Fee Simple            UBS                   Defeasance                                                N/A
         87           Fee Simple            UBS                   Defeasance                                                N/A
         88           Fee Simple            UBS                   Yield Maintenance                                         N/A
         89           Fee Simple            UBS                   Defeasance                                                N/A
         90           Fee Simple            UBS                   Defeasance                                                N/A
         92           Fee Simple            UBS                   Defeasance                                                N/A
         95           Fee Simple            UBS                   Defeasance                                                N/A
         100          Fee Simple            UBS                   Defeasance                                                N/A
         103          Fee Simple            UBS                   Defeasance                                                N/A
         104          Fee Simple            UBS                   Defeasance                                                N/A
         108          Fee Simple            UBS                   Defeasance                                                N/A
         111          Fee Simple            UBS                   Defeasance                                                N/A
         115          Fee Simple            UBS                   Defeasance                                                N/A
         118          Fee Simple            UBS                   Defeasance                                                N/A
         119          Fee Simple            UBS                   Defeasance                                                N/A
         120          Fee Simple            UBS                   Defeasance                                                N/A

MORTGAGE LOAN NUMBER  ANTICIPATED REPAYMENT DATE      ARD SPREAD      CROSS COLLATERALIZED  MORTGAGE LOAN SELLER LOAN ID
--------------------  --------------------------  ------------------  --------------------  ----------------------------

          1                        N/A                   N/A          No                               UBS15
          2                     2/11/2016         2% + Contract Rate  No                                UBS6
          9                        N/A                   N/A          No                               11149
         10                        N/A                   N/A          No                               11134
         11                        N/A                   N/A          No                               11183
         12                        N/A                   N/A          No                               10319
         14                        N/A                   N/A          No                               11140
         15                        N/A                   N/A          No                               11178
         16                        N/A                   N/A          No                               11182
         17                        N/A                   N/A          No                               11078
         18                        N/A                   N/A          No                               11189
         20                        N/A                   N/A          No                               11157
         23                        N/A                   N/A          No                               11094
         24                        N/A                   N/A          No                               11141
         26                        N/A                   N/A          No                               11093
         33                        N/A                   N/A          No                                UBS2
         38                        N/A                   N/A          No                               11153
         39                        N/A                   N/A          No                               10967
         40                        N/A                   N/A          No                                UBS1
         53                        N/A                   N/A          No                               11002
         54                        N/A                   N/A          No                               11103
         55                        N/A                   N/A          No                               UBS14
         59                        N/A                   N/A          No                               11128
         61                        N/A                   N/A          No                               11100
         68                        N/A                   N/A          No                               10953
         73                        N/A                   N/A          No                               10946
         75                        N/A                   N/A          No                               10926
         76                        N/A                   N/A          No                               11013
         84                        N/A                   N/A          No                               11124
         86                        N/A                   N/A          No                               11145
         87                        N/A                   N/A          No                               11057
         88                        N/A                   N/A          No                               10872
         89                        N/A                   N/A          No                               11110
         90                        N/A                   N/A          No                               UBS25
         92                        N/A                   N/A          No                               11123
         95                        N/A                   N/A          No                               11000
         100                       N/A                   N/A          No                                9551
         103                       N/A                   N/A          No                               11126
         104                       N/A                   N/A          No                               11125
         108                       N/A                   N/A          No                               10916
         111                       N/A                   N/A          No                               11095
         115                       N/A                   N/A          No                               11031
         118                       N/A                   N/A          No                               11006
         119                       N/A                   N/A          No                               11085
         120                       N/A                   N/A          No                               UBS21

                                    EXHIBIT B

                         REPRESENTATIONS AND WARRANTIES

          Except as set forth on the schedule of exceptions attached hereto as
Schedule I, the Seller hereby represents and warrants to the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or such other date specified in the particular representation and warranty (the heading set forth herein with respect to each representation and warranty being for the convenience of reference only and in no way limiting, expanding or otherwise affecting the scope or subject matter thereof), that:

               (i) Mortgage Loan Schedule. The information pertaining to such
     Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

               (ii) Legal Compliance. If such Mortgage Loan was originated by the Seller or an Affiliate of the Seller, then, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; and, if such Mortgage Loan was not originated by the Seller or an Affiliate of the Seller, then, to the
     Seller's actual knowledge, after having performed the type of due diligence customarily performed in the origination of comparable mortgage loans by the Seller, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage
     Loan.

               (iii) Ownership of Mortgage Loan. The Seller owns such Mortgage
     Loan, has good title thereto, has full right, power and authority to sell, assign and transfer such Mortgage Loan and is transferring such Mortgage
     Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, exclusive of the servicing rights pertaining thereto; no provision of the Mortgage Note,
     Mortgage(s) or other loan documents relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such
     Mortgage Loan to the Trustee (except in the case of the 888 Seventh Avenue
     Loan Combination, which may, pursuant to the related Co-Lender Agreement, require notice to one or more rating agencies or another lender which, if required, has already been provided); no governmental or regulatory approval or consent is required for the sale of such Mortgage Loan by the
     Seller; and the Seller has validly conveyed to the Trustee a legal and beneficial interest in and to such Mortgage Loan free and clear of any lien, claim or encumbrance of any nature.

               (iv) No Holdback. The proceeds of such Mortgage Loan have been fully disbursed (except in those cases where the full amount of such
     Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts to be released pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property) and there is no requirement for future advances thereunder.

               (v) Loan Document Status. Each of the related Mortgage Note,
     Mortgage(s), Assignment(s) of Leases, if separate from the related
     Mortgage, and other agreements executed in favor of the lender in connection therewith is the legal, valid and binding obligation of the maker thereof (subject to the non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with its terms, except that (A) such enforcement may be

                                        1

     limited by (1) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and/or other similar laws affecting the enforcement of creditors' rights generally, and (2) general principles of equity
     (regardless of whether such enforcement is considered in a proceeding in equity or at law), and (B) certain provisions in the subject agreement or instrument may be further limited or rendered unenforceable by applicable law, but subject to the limitations set forth in the foregoing clause (A), such limitations will not render that subject agreement or instrument invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided by the subject agreement or instrument. Such Mortgage Loan is non-recourse to the
     Mortgagor or any other Person except to the extent provided in certain nonrecourse carveouts and/or in any applicable guarantees. A natural person as individual guarantor has agreed, in effect, to be liable for all liabilities, costs, losses, damages or expenses suffered or incurred by the mortgagee under such Mortgage Loan by reason of or in connection with and to the extent of (A) any material intentional fraud or material intentional misrepresentation by the related mortgagor; (B) any breach on the part of the related mortgagor of any environmental representations warranties and covenants contained in the related Mortgage Loan documents; (C)
     misapplication or misappropriation of rents (received after an event of default), insurance proceeds or condemnation awards; and (D) the filing of a voluntary bankruptcy or insolvency proceeding by the related mortgagor;
     provided that, instead of any breach described in clause (B) of this paragraph, such entity (or individual) may instead be liable for liabilities, costs, losses, damages, expenses and claims resulting from a breach of the obligations and indemnities of the related mortgagor under the related Mortgage Loan documents relating to hazardous or toxic substances, radon or compliance with environmental laws.

               (vi) No Right of Rescission. As of the date of origination, subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, there was no valid offset, defense, counterclaim or right to rescission, abatement of amounts due under the Mortgage Note or diminution of amounts due under the Mortgage Note with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection with such Mortgage Loan; and, as of the Closing Date, subject to the limitations and exceptions as to enforceability set forth in paragraph
     (v) above, there is no valid offset, defense, counterclaim or right of rescission, abatement of amounts due under the Mortgage Note or diminution of amounts due under the Mortgage Note with respect to any of the related
     Mortgage Note, Mortgage(s) or other agreements executed in connection with such Mortgage Loan.

               (vii) Assignments. The assignment of the related Mortgage(s) and
     Assignment(s) of Leases to the Trustee (or, in the case of the Outside
     Serviced Trust Mortgage Loan, to the related Outside Serviced Trustee)
     constitutes the legal, valid, binding and, subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, enforceable assignment of such documents (provided that the unenforceability of any such assignment based on bankruptcy, insolvency, receivership, reorganization, liquidation, moratorium and/or other similar laws affecting the enforcement of creditors' rights generally or based on general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) shall be a breach of this representation and warranty only upon the declaration by a court with jurisdiction in the matter that such assignment is to be unenforceable on such basis).

                                        2

               (viii) First Lien. Each related Mortgage is a valid and, subject to the limitations and exceptions in paragraph (v) above, enforceable first lien on the related Mortgaged Property including all improvements thereon
     (other than any tenant owned improvements), which Mortgaged Property is free and clear of all encumbrances and liens having priority over or on a parity with the first lien of such Mortgage, except for the following
     (collectively, the "Permitted Encumbrances"): (A) the lien for real estate taxes, water charges, sewer rents and assessments not yet due and payable;
     (B) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record or that are omitted as exceptions in the related lender's title insurance policy (or, if not yet issued, omitted as exceptions in a fully binding pro forma title policy or title policy commitment); (C) exceptions and exclusions specifically referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy commitment); (D)
     other matters to which like properties are commonly subject, (E) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (F) condominium declarations of record and identified in the related lender's title insurance policy (or, if not yet issued, identified in a pro forma title policy or title policy commitment); and (G) if such Mortgage Loan constitutes a
     Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another
     Mortgage Loan contained in the same Cross-Collateralized Group; provided that, in the case of the 888 Seventh Avenue Mortgage Loan, such Mortgage also secures the other mortgage loan(s) in the 888 Seventh Avenue Loan
     Combination. With respect to such Mortgage Loan, such Permitted
     Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by the related Mortgage, the current principal use or operation of the related Mortgaged Property or the ability of the related Mortgaged
     Property to generate sufficient cashflow to enable the related Mortgagor to timely pay in full the principal and interest on the related Mortgage Note
     (other than a Balloon Payment, which would require a refinancing). If the related Mortgaged Property is operated as a nursing facility or a hospitality property, the related Mortgage, together with any security agreement, chattel mortgage or similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest (subject only to any prior purchase money security interest, revolving credit lines and any personal property leases), to the extent such security interest can be perfected by the recordation of a
     Mortgage or the filing of a UCC financing statement, in all material personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property, and that is located on the related Mortgaged Property, which personal property includes, in the case of Mortgaged Properties operated by the related
     Mortgagor as a nursing facility or hospitality property, all furniture, fixtures, equipment and other personal property located at the subject
     Mortgaged Property that are owned by the related Mortgagor and reasonably necessary or material to the operation of the subject Mortgaged Property.
     In the case of any Mortgage Loan secured by a hotel, the related loan documents contain such provisions as are necessary and UCC financing statements have been filed as necessary, in each case, to perfect a valid first priority security interest, to the extent such security interest can be perfected by the inclusion of such provisions and the filing of a UCC financing statement, in the Mortgagor's right to receive related hotel room revenues with respect to such Mortgaged Property.

               (ix) Taxes and Assessments. All taxes, governmental assessments, water charges, sewer rents or similar governmental charges which, in all such cases, were directly related to the related Mortgaged Property and could constitute liens on the related Mortgaged Property prior to the lien of the related Mortgage, together with all ground rents, that prior to the

                                        3

     the Cut-off Date became due and payable in respect of, and materially affect, any related Mortgaged Property have been paid or are escrowed for or are not yet delinquent, and the Seller knows of no unpaid tax, assessment, ground rent, water charges or sewer rent, which, in all such cases, were directly related to the subject Mortgaged Property and could constitute liens on the subject Mortgaged Property prior to the lien of the related Mortgage that prior to the Closing Date became due and delinquent in respect of any related Mortgaged Property, or in any such case an escrow of funds in an amount sufficient to cover such payments has been established.

               (x) No Material Damage. As of the date of origination of such
     Mortgage Loan and, to the actual knowledge of the Seller, as of the Closing
     Date, there was no pending proceeding for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof and such Mortgaged Property is free of material damage. Except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, (and subject to any rights of the lessor under any related Ground Lease) the related Mortgage Loan documents provide that any condemnation awards will be applied (or, at the discretion of the mortgagee, will be applied) to either the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan.

               (xi) Title Insurance. Each related Mortgaged Property is covered by an ALTA (or its equivalent) lender's title insurance policy issued by a nationally recognized title insurance company, insuring that each related
     Mortgage is a valid first lien on such Mortgaged Property in the original principal amount of such Mortgage Loan (or, in the case of the 888 Seventh
     Avenue Mortgage Loan, in the original principal amount of the 888 Seventh
     Avenue Loan Combination) after all advances of principal, subject only to
     Permitted Encumbrances and, in the case of a Mortgage Loan that is part of a Loan Combination, further subject to the fact that the related Mortgage also secures the related Non-Trust Mortgage Loan(s) (or if such policy has not yet been issued, such insurance may be evidenced by a binding commitment or binding pro forma marked as binding and signed (either thereon or on a related escrow letter attached thereto) by the title insurer or its authorized agent) from a title insurer qualified and/or licensed in the applicable jurisdiction, as required, to issue such policy;
     such title insurance is in full force and effect, all premiums have been paid, is freely assignable and will inure to the benefit of the Trustee
     (or, in the case of the Outside Serviced Trust Mortgage Loan, the benefit of the related Outside Serviced Trustee) as sole insured as mortgagee of record, or any such commitment or binding pro forma is a legal, valid and binding obligation of such insurer; no claims have been made by the Seller under such title insurance; and neither the Seller nor any Affiliate of the
     Seller has done, by act or omission, anything that would materially impair the coverage of any such title insurance policy; such policy or commitment or binding pro forma contains no exclusion for (or alternatively it insures over such exclusion, unless such coverage is unavailable in the relevant jurisdiction) (A) access to a public road, (B) that there is no material encroachment by any improvements on the related Mortgaged Property either to or from any adjoining property or across any easements on the related
     Mortgaged Property, and (C) that the land shown on the survey materially conforms to the legal description of the related Mortgaged Property.

                                        4

               (xii) Property Insurance. As of the date of its origination and, to the Seller's actual knowledge, as of the Cut-off Date, all insurance required under each related Mortgage (except where an investment grade tenant or a tenant representing less than 10% of the net operating income with respect to the related Mortgaged Property is permitted to insure or self-insure under a lease) was in full force and effect with respect to each related Mortgaged Property; such insurance included (A) fire and extended perils insurance included within the classification "All Risk of
     Physical Loss" or the equivalent thereof in an amount (subject to a customary deductible) at least equal to the lesser of (1) 100% of the full insurable value of the improvements located on such Mortgaged Property and
     (2) the outstanding principal balance of such Mortgage Loan or the portion thereof allocable to such Mortgaged Property) and, if applicable, the related hazard insurance policies or certificates of insurance contain appropriate endorsements to avoid application of co-insurance, (B) business interruption or rental loss insurance for a period of not less than 12 months, (C) comprehensive general liability insurance in an amount not less than $1 million per occurrence, (D) workers' compensation insurance (if the related Mortgagor has employees and if required by applicable law), and (E)
     if (1) such Mortgage Loan is secured by a Mortgaged Property located in the
     State of California or in "seismic zone" 3 or 4 and (2) a seismic assessment as described below revealed a maximum probable or bounded loss in excess of 20% of the amount of the estimated replacement cost of the improvements on such Mortgaged Property, seismic insurance; it is an event of default under such Mortgage Loan if the above-described insurance coverage is not maintained by the related Mortgagor (except where an investment grade tenant or a tenant representing less than 10% of the net operating income with respect to the related Mortgaged Property is permitted to insure or self-insure under a lease) and the related loan documents provide (in either a general cost and expense recovery provision or a specific provision with respect to recovery of insurance costs and expenses) that any reasonable out-of-pocket costs and expenses incurred by the mortgagee in connection with such default in obtaining such insurance coverage may be recovered from the related Mortgagor; the related Evidence of Property Insurance and certificate of liability insurance (which may be in the form of an Acord 27 or an Acord 25, respectively), or forms substantially similar thereto, provide that the related insurance policy may not be terminated or reduced without at least 10 days prior notice to the mortgagee and (other than those limited to liability protection) name the mortgagee and its successors as loss payee; no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; all premiums under any such insurance policy have been paid through the Cut-off Date; the insurance policies specified in clauses (A),
     (B) and (C) above are required to be maintained with insurance companies having "financial strength" or "claims paying ability" ratings of at least
     "A:VII" from A.M. Best Company or at least "BBB+" (or equivalent) from a nationally recognized statistical rating agency (or, with respect to certain blanket insurance policies, such other ratings as are in compliance with S&P's applicable criteria for rating the Certificates); and, except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, and subject to the related exception schedules, the related Mortgage Loan documents provide that any property insurance proceeds will be applied (or, at the discretion of the mortgagee, will be applied) either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after completion of the repair or restoration of the related Mortgaged Property or payment of amounts due under such Mortgage Loan. Notwithstanding anything to the contrary

                                        5

     in this paragraph (xii), with regard to insurance for acts of terrorism, any such insurance and the amount thereof may be limited by the commercial availability of such coverage, whether the mortgagee may reasonably require such insurance, certain limitations with respect to the cost thereof and/or whether such hazards are at the time commonly insured against for property similar to the related Mortgaged Property. If the related Mortgaged
     Property is located in the State of California or in "seismic zone" 3 or 4, then: (A) either a seismic assessment was conducted with respect to the related Mortgaged Property in connection with the origination of such
     Mortgage Loan or earthquake insurance was obtained; and (B) the probable maximum loss for the related Mortgaged Property as reflected in such seismic assessment, if any, was determined based upon a return period of not less than 475 years, an exposure period of 50 years and a 10%
     probability of incidence. Schedule I-xii attached hereto is true and correct in all material respects.

               (xiii) No Material Defaults. Other than payments due but not yet
     30 days or more delinquent, there is (A) no material default, breach, violation or event of acceleration existing under the related Mortgage
     Note, the related Mortgage or other loan documents relating to such
     Mortgage Loan, and (B), to the knowledge of the Seller, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration (A) that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Exhibit B or (B)
     with respect to which: (1) the Seller has no actual knowledge and (2)
     written notice of the discovery thereof is not delivered to the Seller by the Trustee or the Master Servicer on or prior to the date occurring twelve months after the Closing Date. The Seller has not waived, in writing or with knowledge, any material default, breach, violation or event of acceleration under any of such documents. Under the terms of such Mortgage
     Loan, no person or party other than the mortgagee or its servicing agent may declare an event of default or accelerate the related indebtedness under such Mortgage Loan.

               (xiv) No Payment Delinquency. As of the Closing Date, such
     Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Monthly
     Payment.

               (xv) Interest Accrual Basis. Such Mortgage Loan accrues interest on an Actual/360 Basis, an Actual/Actual Basis or a 30/360 Basis; and such
     Mortgage Loan accrues interest (payable monthly in arrears) at a fixed rate of interest throughout the remaining term thereof (except if such Mortgage
     Loan is an ARD Mortgage Loan, in which case the accrual rate for interest will increase after its Anticipated Repayment Date, and except in connection with the occurrence of a default and the accrual of default interest).

               (xvi) Subordinate Debt. Each related Mortgage or other loan document relating to such Mortgage Loan does not provide for or permit, without the prior written consent of the holder of the related Mortgage
     Note, any related Mortgaged Property or any direct controlling interest in the Mortgagor to secure any other promissory note or debt (other than another Mortgage Loan in the Trust Fund and, if such Mortgage Loan is part of a Loan Combination, the other mortgage loan(s) that are part of such
     Loan Combination, as applicable).

                                        6

               (xvii) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.
     Accordingly, either as of the date of origination or the Closing Date, the fair market value of the real property securing such Mortgage Loan was not less than 80% of the "adjusted issue price" (within the meaning of the
     REMIC Provisions) of such Mortgage Loan. For purposes of the preceding sentence, the fair market value of the real property securing such Mortgage
     Loan was first reduced by the amount of any lien on such real property that is senior to the lien that secures such Mortgage Loan, and was further reduced by a proportionate amount of any lien that is on a parity with the lien that secures such Mortgage Loan. No action that occurs by operation of the terms of such Mortgage Loan would cause such Mortgage Loan to cease to be a "qualified mortgage" and such Mortgage Loan does not permit the release or substitution of collateral if such release or substitution (A)
     would constitute a "significant modification" of such Mortgage Loan within the meaning of Treasury regulations section 860G-2(b), (B) would cause such
     Mortgage Loan not to be a "qualified mortgage" within the meaning of
     Section 860G(a)(3) of the Code (without regard to clauses (A)(i) or (A)(ii)
     thereof) or (C) would cause a "prohibited transaction" within the meaning of Section 860F(a)(2) of the Code. The related Mortgaged Property, if acquired in connection with the default or imminent default of such
     Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

               (xviii) Prepayment Consideration. Prepayment Premiums and Yield
     Maintenance Charges payable with respect to such Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury regulations section 1.860G-1(b)(2).

               (xix) Environmental Conditions. One or more environmental site assessments or transaction screens, or one or more updates of a previously conducted environmental assessment or transaction screen, were performed by an environmental consulting firm independent of the Seller and the Seller's
     Affiliates with respect to each related Mortgaged Property during the
     12-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s), transaction screen(s) and/or update(s)
     referenced herein, has no knowledge of, and has not received actual notice of, any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s);
     all of such environmental site assessments and transaction screens met ASTM requirements to the extent set forth in such report; and none of the above referenced environmental reports reveal any circumstances or conditions that are in violation of any applicable environmental laws, or if such report does reveal such circumstances, then (1) the same have been remediated in all material respects, (2) sufficient funds have been escrowed or a letter of credit, guaranty or other instrument has been delivered for purposes of covering the estimated costs of such remediation,
     (3) the related Mortgagor or other responsible party is currently taking remedial or other appropriate action to address the environmental issue consistent with the recommendations in such site assessment, (4) the cost of the environmental issue relative to the value of such Mortgaged Property was de minimis, or (5) environmental insurance has been obtained.

          The Mortgagor with respect to such Mortgage Loan has represented, warranted and covenanted generally to the effect that, to its knowledge, except as set forth in the environmental reports described above, it has not used, caused or permitted to exist, and will not use, cause or permit to exist, on the related Mortgaged Property, any Hazardous Materials in any manner which violates applicable federal, state or local laws governing the use, storage, handling,

                                       7

     production or disposal of Hazardous Materials at the related Mortgaged
     Property and (A) the related Mortgagor and a natural person have agreed to indemnify the mortgagee under such Mortgage Loan, and its successors and assigns, against any losses, liabilities, damages, penalties, fines, claims and reasonable out of pocket expenses (excluding lost profits, consequential damages and diminution of value of the related Mortgaged
     Property, provided that no Mortgage Loan with an original principal balance equal to or greater than $15,000,000 contains an exclusion for "diminution of value" of the related Mortgaged Property) paid, suffered or incurred by such mortgagee resulting from such Mortgagor's material violation of any environmental law or a material breach of the environmental representations and warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan or (B) environmental insurance has been obtained.
     If such Mortgage Loan is a Mortgage Loan as to which neither a natural person has provided the indemnity set forth above nor environmental insurance has been obtained, such Mortgage Loan is set forth on Schedule I.

          The Seller has not taken any action with respect to such Mortgage Loan or the related Mortgaged Property that could subject the Seller or its successors and assigns in respect of such Mortgage Loan to liability under
     CERCLA or any other applicable federal, state or local environmental law.
     The related Mortgage or other loan documents require the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations.

               (xx) Realization Against Real Estate Collateral. The related
     Mortgage Note, Mortgage(s), Assignment(s) of Leases and other loan documents securing such Mortgage Loan, if any, contain customary and, subject to the limitations and exceptions as to enforceability in paragraph
     (v) above, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property or Properties of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure.

               (xxi) Bankruptcy. The related Mortgagor is not a debtor in any bankruptcy, reorganization, insolvency or comparable proceeding; provided, however, that this representation and warranty does not cover any such bankruptcy, reorganization, insolvency or comparable proceeding with respect to which: (1) the Seller has no actual knowledge and (2) written notice of the discovery thereof is not delivered to the Seller by the
     Trustee or the Master Servicer on or prior to the date occurring twelve months after the Closing Date.

               (xxii) Loan Security. Such Mortgage Loan is secured by a Mortgage on a fee simple interest and/or a leasehold estate in a commercial property or multifamily property, including the related Mortgagor's interest in the improvements on the related Mortgaged Property.

               (xxiii) Amortization. Such Mortgage Loan does not provide for negative amortization unless such Mortgage Loan is an ARD Mortgage Loan, in which case it may occur only after the Anticipated Repayment Date.

               (xxiv) Whole Loan. Such Mortgage Loan is a whole loan, contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent interest in the form of participation in the cash flow of the related Mortgaged Property.

               (xxv) Due-on-Encumbrance. Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such
     Mortgage Loan if, without

                                       8

     the prior written consent of the mortgagee or Rating Agency confirmation that an Adverse Rating Event with respect to any Class of Certificates would not occur, any related Mortgaged Property or any direct controlling interest in the Mortgagor is directly encumbered in connection with subordinate financing; and except in the case of a Mortgage Loan that is part of a Loan Combination (for which such consent has been granted with respect to the other mortgage loan(s) in such Loan Combination), and except for the respective Mortgage Loans secured by the Mortgaged Properties listed on Schedule I (for which such consent has been granted with respect to mezzanine debt), no such consent has been granted by the Seller. To the
     Seller's knowledge, no related Mortgaged Property is encumbered in connection with subordinate financing (except that each Mortgaged Property securing a Mortgage Loan that is part of a Loan Combination also secures the other mortgage loan(s) in such Loan Combination); however, if the related Mortgaged Property is listed on Schedule I, certain direct controlling equity holders in the related Mortgagor are known to the Seller to have incurred debt secured by their ownership interest in the related
     Mortgagor.

               (xxvi) Due-on-Sale. Except with respect to transfers of certain non-controlling and/or minority interests in the related Mortgagor as specified in the related Mortgage or with respect to transfers of interests in the related Mortgagor between immediate family members and with respect to transfers by devise, by descent or by operation of law or otherwise upon the death or incapacity of a person having an interest in the related
     Mortgagor, each Mortgage Loan contains either (A) provisions for the acceleration of the payment of the unpaid principal balance of such
     Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the prior written consent of the mortgagee or rating agency confirmation, or (B) provisions for the acceleration of the payment of the unpaid principal balance of such
     Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the related Mortgagor having satisfied certain conditions specified in the related Mortgage with respect to permitted transfers. The Mortgage (under either specific or general expense provisions) requires the Mortgagor to pay all reasonable fees and expenses associated with securing the consent or approval of the holder of the Mortgage for all actions involving the transfer of interest in such Mortgagor requiring such consent or approval under the Mortgage.

               (xxvii) Mortgagor Concentration. Except in the case of the
     Mortgage Loans listed on Schedule I, such Mortgage Loan, together with any other Mortgage Loan made to the same Mortgagor or to an Affiliate of such Mortgagor, does not represent more than 5% of the Initial Pool
     Balance.

               (xxviii) Waivers; Modifications. Except as set forth in a written instrument included in the related Mortgage File, the (A) material terms of the related Mortgage Note, the related Mortgage(s) and any related loan agreement and/or lock-box agreement have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded by the mortgagee in any manner, and (B) no portion of a related Mortgaged Property has been released from the lien of the related Mortgage, in the case of (A)
     and/or (B), to an extent or in a manner that in any such event materially interferes with the security intended to be provided by such document or instrument. Schedule I identifies each Mortgage Loan (if any) as to which, since the latest date any related due diligence materials were delivered to
     CWCapital Investments LLC (or its designee), there has been (in writing)
     given, made or consented to a material alteration,

                                       9

     material modification or material assumption of the terms of the related
     Mortgage Note, Mortgage(s) or any related loan agreement and/or lock-box agreement.

               (xxix) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator during the six-month period prior to the related origination date.

               (xxx) Property Release. The terms of the related Mortgage Note,
     Mortgage(s) or other loan document securing such Mortgage Loan do not provide for the release from the lien of such Mortgage of any material portion of the related Mortgaged Property that is necessary to the operation of such Mortgaged Property or was given material value in the underwriting of such Mortgage Loan at origination, without (A) payment in full of such Mortgage Loan, (B) delivery of Defeasance Collateral in the form of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company
     Act"), (C) delivery of substitute real property collateral, or (D) payment of a release price equal to at least 125% of the amount of such Mortgage
     Loan allocated to the related Mortgaged Property subject to the release or
     (E) the satisfaction of certain underwriting and legal requirements which the Seller required in the origination of comparable mortgage loans.

               (xxxi) Qualifications; Licensing; Zoning. The related Mortgagor has covenanted in the related Mortgage Loan documents to maintain the related Mortgaged Property in compliance in all material respects with, to the extent it is not grandfathered under, all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by such originator in the origination of comparable mortgage loans with respect to the foregoing matters; the Seller has received no notice of any material violation of, to the extent is has not been grandfathered under, any applicable laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of the related
     Mortgaged Property (unless affirmatively covered by the title insurance referred to in paragraph (xi) above (or an endorsement thereto)); to the
     Seller's knowledge (based on surveys, opinions, letters from municipalities and/or title insurance obtained in connection with the origination of such
     Mortgage Loan), no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property, in effect at the time of origination of such Mortgage Loan, to an extent which would have a material adverse affect on the related Mortgagor's use and operation of such
     Mortgaged Property (unless grandfathered with respect thereto or affirmatively covered by the title insurance referred to in paragraph (xi)
     above (or an endorsement thereto)), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent.
     For purposes of this paragraph, a Mortgaged Property shall be deemed
     "grandfathered" with respect to any laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of the related Mortgaged Property, if and to the extent that any of the construction, occupancy, use and operation of such Mortgaged
     Property: (A) conformed in all material respects with such laws, zoning ordinances, rules, covenants and restrictions affecting the improvements on the related Mortgaged Property at the time the improvements on the related
     Mortgaged Property were initially constructed or put into operation; and/or
     (B) was not addressed or otherwise prohibited by any such laws, zoning ordinances, rules, covenants and

                                       10

     restrictions affecting the related Mortgaged Property at the time the improvements on the related Mortgaged Property were initially constructed or put into operation.

               (xxxii) Property Financial Statements. The related Mortgagor has covenanted in the related Mortgage Loan documents to deliver to the mortgagee annual operating statements, rent rolls and related information of each related Mortgaged Property and annual financial statements. If such
     Mortgage Loan had an original principal balance greater than $15 million, the related Mortgagor has covenanted to provide such operating statements, rent rolls and related information on a quarterly basis. If such Mortgage
     Loan has an original principal balance equal to or greater than $20 million, the related Mortgagor, if it obtains an audited financial statement, is required to provide a copy thereof to the holder of such
     Mortgage Loan at the related mortgagee's request.

               (xxxiii) Single Purpose Entity. If such Mortgage Loan has a
     Cut-off Date Balance in excess of $25 million, then the related Mortgagor is obligated by its organizational documents and the related Mortgage Loan documents to be a Single Purpose Entity for so long as such Mortgage Loan is outstanding; and, if such Mortgage Loan has a Cut-off Date Balance greater than $5 million and less than $25 million, the related Mortgagor is obligated by its organizational documents and/or the related Mortgage Loan documents to own the related Mortgaged Property and no other material assets, except such as are incidental to the ownership of such Mortgaged
     Property for so long as such Mortgage Loan is outstanding. For purposes of this representation, "Single Purpose Entity" means an entity whose organizational documents or the related Mortgage Loan documents provide substantially to the effect that such entity: (A) is formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
     Properties securing such Mortgage Loan, (B) may not engage in any business unrelated to the related Mortgaged Property or Mortgaged Properties, (C)
     does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties and (D)
     may not incur indebtedness other than as permitted by the related Mortgage or other Mortgage Loan documents. If such Mortgage Loan has an initial principal balance of $25 million and above and the related Mortgagor is a single member limited liability company, such Mortgagor's organizational documents provide that such Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of its sole member and is organized in a jurisdiction that provides for such continued existence and there was obtained opinion of counsel confirming such continued existence.
     If such Mortgage Loan has, or is part of a group of Mortgage Loans with affiliated Mortgagors having, a Cut-off Date Balance equal to or greater than 2% of the Initial Pool Balance, or if such Mortgage Loan has an original principal balance equal to or greater than $25 million, there was obtained an opinion of counsel regarding non-consolidation of such
     Mortgagor.

               (xxxiv) Advancing of Funds. No advance of funds has been made, directly or indirectly, by the originator or the Seller to the related
     Mortgagor other than pursuant to the related Mortgage Note; and, to the actual knowledge of the Seller, no funds have been received from any Person other than such Mortgagor for or on account of payments due on the related
     Mortgage Note.

               (xxxv) Legal Proceedings. To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or any related Mortgaged Property that, if determined adversely

                                       11

     to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property or the ability of such
     Mortgagor to pay principal, interest or any other amounts due under such
     Mortgage Loan.

               (xxxvi) Originator Duly Authorized. To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was qualified and authorized to do business in each jurisdiction in which a related Mortgaged Property is located at all times when it held such
     Mortgage Loan to the extent necessary to ensure the enforceability of such
     Mortgage Loan.

               (xxxvii) Trustee under Deed of Trust. If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and no fees and expenses are payable to such trustee except in connection with a trustee sale of the related Mortgaged Property following a default or in connection with the release of liens securing such Mortgage Loan and any such fees and expenses are the obligation of the Mortgagor under the terms of the Mortgage.

               (xxxviii) Cross-Collateralization. The related Mortgaged Property is not, to the Seller's knowledge, collateral or security for any mortgage loan that is not in the Trust Fund and, if such Mortgage Loan is cross-collateralized, it is cross-collateralized only with other Mortgage
     Loans in the Trust Fund, except that a Mortgage Loan that is part of a Loan
     Combination is secured by one or more Mortgaged Properties that also secure the related Non-Trust Mortgage Loan(s). The security interest/lien on each material item of collateral for such Mortgage Loan has been assigned to the
     Trustee (or, in the case of the Outside Serviced Trust Mortgage Loan, to the related Outside Serviced Trustee).

               (xxxix) Flood Hazard Insurance. None of the improvements on any related Mortgaged Property are located in a flood hazard area as defined by the Federal Insurance Administration or, if any portion of the improvements on the related Mortgaged Property are in an area identified in the Federal
     Register by the Federal Emergency Management Agency as having special flood hazards falling within zones A or V in the national flood insurance program, the Mortgagor has obtained and is required to maintain flood insurance.

               (xl) Engineering Assessments. One or more engineering assessments or updates of a previously conducted engineering assessment were performed by an Independent engineering consulting firm with respect to each related
     Mortgaged Property during the 12-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with such assessment(s) and or update(s), does not have any knowledge of any material and adverse engineering condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); and, to the extent such assessments revealed deficiencies, deferred maintenance or similar conditions, either (A) the estimated cost has been escrowed or a letter of credit has been provided,
     (B) repairs have been made or (C) the scope of the deferred maintenance relative to the value of such Mortgaged Property was de minimis.

               (xli) Escrows. All escrow deposits and payments relating to such
     Mortgage Loan are under control of the Seller or the servicer of such
     Mortgage Loan and all amounts required as of the date hereof under the related Mortgage Loan documents to be deposited by the related Mortgagor have been deposited. The Seller is transferring to the Trustee (or, in the case

                                       12

     of the Outside Serviced Trust Mortgage Loan, to the related Outside
     Serviced Trustee) all of its right, title and interest in and to such amounts.

               (xlii) Licenses, Permits and Authorizations. The related
     Mortgagor has represented in the related Mortgage Loan documents that, and to the actual knowledge of the Seller, as of the date of origination of such Mortgage Loan, all material licenses, permits and authorizations then required for use of the related Mortgaged Property by such Mortgagor, the related lessee, franchisor or operator have been issued and were valid and in full force and effect.

               (xliii) Servicing and Collection Practices. The servicing and collection practices used by the Seller or, to the Seller's knowledge, any prior holder of the related Mortgage Note with respect to such Mortgage
     Loan have been in all respects legal and have met customary industry standards.

               (xliv) Fee Simple. Unless such Mortgage Loan is covered by the representation and warranty in the immediately following paragraph (xlv), such Mortgage Loan is secured in whole or material part by a fee simple interest.

               (xlv) Leasehold Interest Only. If such Mortgage Loan is secured in whole or in material part by the interest of the related Mortgagor as a lessee under a Ground Lease but not by the related fee interest, then:

               (A)  such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related
                    Mortgage or, if consent of the lessor thereunder is
                    required, it has been obtained prior to the Closing Date;

               (B)  upon the foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such
                    Ground Lease is assignable to the Trustee (or, in the case of the Outside Serviced Trust Mortgage Loan, to the related
                    Outside Serviced Trustee) without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Trustee (or, in the case of the Outside Serviced Trust Mortgage Loan, by the related Outside Serviced Trustee) and its successors
                    without a need to obtain the consent of such lessor (or, if any such consent is required, it has been obtained prior to the Closing Date or may not be unreasonably withheld);

               (C)  such Ground Lease may not be amended or modified without the prior written consent of the mortgagee under such Mortgage
                    Loan and any such action without such consent is not binding on such mortgagee, its successors or assigns;

               (D)  unless otherwise set forth in such Ground Lease, such Ground
                    Lease does not permit any increase in the amount of rent
                    payable by the ground lessee thereunder during the term of such Mortgage Loan;

                                       13

               (E)  such Ground Lease was in full force and effect as of the date of origination of the related Mortgage Loan and, at the
                    Closing Date, such Ground Lease is in full force and effect;
                    to the actual knowledge of the Seller, except for payments due but not yet 30 days or more delinquent, (1) there is no material default under such Ground Lease, and (2) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease;

               (F)  such Ground Lease, or an estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor, requires the lessor thereunder to give notice of any default by the lessee to such mortgagee; and such Ground Lease, or an estoppel or consent letter received by the mortgagee
                    under such Mortgage Loan from the lessor, further provides either (1) that no notice of termination given under such
                    Ground Lease is effective against such mortgagee unless a
                    copy has been delivered to the mortgagee in the manner
                    described in such Ground Lease, estoppel or consent letter or (2) that upon any termination of such Ground Lease the
                    lessor will enter into a new lease with such mortgagee upon such mortgagee's request;

               (G)  based upon the related policy of title insurance, the ground lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority
                    with, the related Mortgage, other than the related ground
                    lessor's related fee interest and any Permitted
                    Encumbrances;

               (H)  the mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any curable default under
                    such Ground Lease (not less than the time provided to the
                    related lessee under such Ground Lease to cure such default)
                    before the lessor thereunder may terminate or cancel such
                    Ground Lease;

               (I)  such Ground Lease has a currently effective term (including any options exercisable by the holder of the related
                    Mortgage) that extends not less than 20 years beyond the
                    Stated Maturity Date of the related Mortgage Loan;

               (J)  under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee under such Mortgage
                    Loan from the lessor and the related Mortgage Loan
                    documents, taken together, any related insurance proceeds, other than de minimis amounts for minor casualties, with
                    respect to the leasehold interest, or condemnation proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the
                    mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent
                    commercial mortgage lender), or

                                       14

                    to the payment of the outstanding principal balance of the
                    Mortgage Loan, together with any accrued interest thereon;

               (K)  such Ground Lease does not impose any restrictions on use or subletting which would be viewed as commercially
                    unreasonable by a prudent commercial mortgage lender;

               (L)  upon the request of the mortgagee under such Mortgage Loan, the ground lessor under such Ground Lease is required to
                    enter into a new lease upon termination of the Ground Lease for any reason prior to the expiration of the term thereof, including as a result of the rejection of the Ground Lease in a bankruptcy of the related Mortgagor unless the
                    mortgagee under such Mortgage Loan fails to cure a default of the lessee under such Ground Lease following notice
                    thereof from the lessor; and

               (M)  the terms of the related Ground Lease have not been waived, modified, altered, satisfied, impaired, canceled,
                    subordinated or rescinded in any manner which materially
                    interferes with the security intended to be provided by such
                    Mortgage, except as set forth in an instrument or document contained in the related Mortgage File.

               (xlvi) Fee Simple and Leasehold Interest. If such Mortgage Loan is secured by the interest of the related Mortgagor under a Ground Lease and by the related fee interest, then (A) such fee interest is subject, and subordinated of record, to the related Mortgage, (B) the related Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or other lien upon such fee interest, and (C) upon occurrence of a default under the terms of the related Mortgage by the related Mortgagor, the mortgagee under such Mortgage Loan has the right
     (subject to the limitations and exceptions set forth in paragraph (v)
     above) to foreclose upon or otherwise exercise its rights with respect to such fee interest.

               (xlvii) Tax Lot; Utilities. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related
     Mortgagor has covenanted to obtain separate tax lots and an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy; and each related Mortgaged Property is served by a public or other acceptable water system, a public sewer (or, alternatively, a septic) system, and other customary utility facilities.

               (xlviii) Defeasance. If such Mortgage Loan is a Defeasance
     Mortgage Loan, the related Mortgage Loan documents require the related
     Mortgagor to pay all reasonable costs associated with the defeasance thereof, and either: (A) require the prior written consent of, and compliance with the conditions set by, the holder of such Mortgage Loan for defeasance or (B) require that (1) defeasance may not occur prior to the second anniversary of the Closing Date, (2) the Defeasance Collateral must be government securities within the meaning of Treasury regulations section
     1.860G-2(a)(8)(i) and must be sufficient to make all scheduled payments under the related Mortgage Note when due (assuming for each ARD Mortgage
     Loan that it matures on its Anticipated Repayment Date or on the date when any open prepayment period set forth in the related Mortgage Loan documents commences) or, in the case of a partial defeasance that effects the release of a material portion of the related Mortgaged Property, to make all scheduled payments under the related Mortgage Note on that part of such
     Mortgage

                                       15

     Loan equal to at least 110% of the allocated loan amount of the portion of the Mortgaged Property being released, (3) an independent accounting firm
     (which may be the Mortgagor's independent accounting firm) certify that the
     Defeasance Collateral is sufficient to make such payments, (4) such
     Mortgage Loan be assumed by a successor entity designated by the holder of such Mortgage Loan (or by the Mortgagor with the approval of such lender), and (5) counsel provide an opinion letter to the effect that the Trustee
     (or, in the case of the Outside Serviced Trust Mortgage Loan, the related
     Outside Serviced Trustee) has a perfected security interest in such
     Defeasance Collateral prior to any other claim or interest.

               (xlix) Primary Servicing Rights. Except with respect to the
     Outside Servicers, no Person has been granted or conveyed the right to primary service such Mortgage Loan or receive any consideration in connection therewith except (A) as contemplated in the Pooling and
     Servicing Agreement with respect to primary servicers that are to be sub-servicers of the Master Servicer, (B) as has been conveyed to the
     Master Servicer, or (C) as has been terminated.

               (l) Mechanics' and Materialmen's Liens. As of origination and, to the Seller's actual knowledge, as of the Closing Date, (A) the related
     Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are not bonded, insured against or escrowed for, and (B) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage
     (unless affirmatively covered by the title insurance referred to in paragraph (xi) above (or an endorsement thereto)). The Seller has not received actual notice with respect to such Mortgage Loan that any mechanics' and materialmen's liens have encumbered such Mortgaged Property since origination that have not been released, bonded, insured against or escrowed for.

               (li) Due Date. Subject to any business day convention imposed by the related loan documents, the Due Date for such Mortgage Loan is scheduled to be the first day, the seventh day, the tenth day or the eleventh day of each month.

               (lii) Assignment of Leases. Subject only to Permitted
     Encumbrances, the related Assignment of Leases set forth in or separate from the related Mortgage and delivered in connection with such Mortgage
     Loan establishes and creates a valid and, subject only to the exceptions and limitations in paragraph (v) above, enforceable first priority lien and first priority security interest in the related Mortgagor's right to receive payments due under any and all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the related Mortgaged Property subject to the related Mortgage, except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases; and each assignor thereunder has the full right to assign the same.

               (liii) Mortgagor Formation or Incorporation. To the Seller's knowledge, the related Mortgagor is a Person formed or incorporated in a jurisdiction within the United States.

               (liv) No Ownership Interest in Mortgagor. The Seller has no
     ownership interest in the related Mortgaged Property or the related
     Mortgagor other than as the holder of such Mortgage Loan being sold and assigned, and neither the Seller nor any affiliate of the Seller has any obligation to make any capital contributions to the related Mortgagor under the Mortgage or any other related Mortgage Loan document.

                                       16

               (lv) No Undisclosed Common Ownership. To the Seller's knowledge, except where multiple properties secure an individual Mortgage Loan and except for properties securing Mortgage Loans that are cross-defaulted and cross-collateralized, no two properties securing Mortgage Loans are directly or indirectly under common ownership.

               (lvi) Loan Outstanding. Such Mortgage Loan has not been satisfied in full, and except as expressly contemplated by the related loan agreement or other documents contained in the related Mortgage File, no material portion of the related Mortgaged Property has been released.

               (lvii) Usury. Such Mortgage Loan complied with or was exempt from all applicable usury laws in effect at its date of origination.

               (lviii) ARD Mortgage Loan. If such Mortgage Loan is an ARD
     Mortgage Loan, then:

               (A)  the related Anticipated Repayment Date is not less than five years from the origination date for such Mortgage Loan;

               (B)  such Mortgage Loan provides that from the related
                    Anticipated Repayment Date through the maturity date for
                    such Mortgage Loan, all excess cash flow (net of normal
                    monthly debt service on such Mortgage Loan, monthly expenses reasonably related to the operation of the related Mortgaged
                    Property, amounts due for reserves established under such
                    Mortgage Loan, and payments for any other expenses,
                    including capital expenses, related to such Mortgaged
                    Property which are approved by mortgagee) will be applied to repay principal due under such Mortgage Loan;

               (C)  no later than the related Anticipated Repayment Date, the related Mortgagor is required (if it has not previously done
                    so) to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property will be deposited
                    directly into a designated account controlled by the
                    mortgagee under such Mortgage Loan; and

               (D)  the interest rate of such Mortgage Loan will increase by at least two (2) percentage points in connection with the
                    passage of its Anticipated Repayment Date.

               (lix) Appraisal. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and
     such appraisal satisfied either (A) the requirements of the "Uniform
     Standards of Professional Appraisal Practice" as adopted by the Appraisal
     Standards Board of the Appraisal Foundation, or (B) the guidelines in Title
     XI of the Financial Institutions Reform, Recovery and Enforcement Act of
     1989, in either case as in effect on the date such Mortgage Loan was originated.

                                       17

                  SCHEDULE I - SCHEDULE OF EXCEPTIONS
                  -----------------------------------
                            LB-UBS 2006-C3

                 EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

--------------------------------------------------------------------------------
CONTROL    REPRESENTATION       PROPERTY                    ISSUE
  NO.
--------------------------------------------------------------------------------

   40           (v)        Cory Building      The loan is full recourse.

   61      Loan Document   Northwest 36th
               Status      Street

   120                     Alcom Industrial

   119                     Spata Plaza
--------------------------------------------------------------------------------

   90           (v)        Eckerd-Durham      There is no indemnity and
                                              guaranty for nonrecourse
    9      Loan Document   1 Allen Bradley    carveouts by any guarantor.
               Status
--------------------------------------------------------------------------------

   68           (v)        Colony Park        The loan is full recourse as of
                                              origination, but such recourse
           Loan Document                      decreases in an amount equal to
               Status                         25% of the original lead balance
                                              per annum. The loan becomes full
                                              recourse again if the debt
                                              service coverage ratio on a
                                              trailing 12 month basis for 2
                                              consecutive quarters falls below
                                              1.10x.
--------------------------------------------------------------------------------

   N/A          (v)        All Properties     With respect to the nonrecourse
           Loan Document                      carveout guarantee concerning
               Status                         fraud, certain of the guarantors
                                              have only agreed to be liable in
                                              connection with and to the extent
                                              of any material fraud or material
                                              intentional fraud or material
                                              misrepresentations or material
                                              intentional misrepresentation by
                                              the related mortgagor.

                                              With respect to the nonrecourse
                                              carveout covering misapplication
                                              or misappropriation, some
                                              guarantors have agreed to cover
                                              "misapplication or conversion" or
                                              "misappropriation or

                                    Sch I-1

--------------------------------------------------------------------------------
CONTROL    REPRESENTATION       PROPERTY                    ISSUE
  NO.
--------------------------------------------------------------------------------
                                              conversion" and some such
                                              non-recourse carve-outs apply
                                              only during the continuance of
                                              an event of default.
--------------------------------------------------------------------------------

   100         (viii)      Woischke MHP       The property is comprised of 4
                                              distinct parcels, one of which
             First Lien                       has significant issues about its
                                              proper legal description. This
                                              could affect the location (and
                                              possibly borrower's ownership) of
                                              two mobile home pads. Although a
                                              separate pari passu mortgage was
                                              placed on the parcel on which
                                              these pads are located, income
                                              from these pads was not included
                                              in the underwriting for the
                                              loan.
--------------------------------------------------------------------------------

   87           (ix)       Walgreens Humble   The mortgaged property lies in a
                                              tax lot that includes land other
             Taxes and                        than the mortgaged property.
            Assessments                       According to the tax, the
                                              mortgaged property will be shown
                                              as a separate tax lot for the
                                              2006 tax year and subsequent
                                              years.

--------------------------------------------------------------------------------

   11           (xi)       Queensbury         A partial survey, which included
                                              all improvements, was provided at
          Title Insurance                     closing.  A complete survey for
                                              the Meadowbrook Gardens property
                                              was not provided at closing but
                                              is required to be provided within
                                              90 days post-closing.  The lender
                                              may declare an event of default
                                              upon the borrower's failure to
                                              timely provide the complete
                                              survey.
--------------------------------------------------------------------------------

   18           (xi)       Maple Hill         There is a regulatory agreement
                           Apartments         of record that obligated the
          Title Insurance                     developer to lease approximately
                                              20% of the units to low income
                                              families until certain conditions
                                              were satisfied.  According to the
                                              related borrower, those
                                              conditions have been satisfied.
                                              Although the title company did
                                              not take an exception for this
                                              regulatory agreement, no proof of
                                              its termination has been
                                              provided.  If the borrower does
                                              not provide reasonable evidence
                                              of the termination of the
                                              agreement within 90

                                    Sch I-2

--------------------------------------------------------------------------------
CONTROL    REPRESENTATION       PROPERTY                    ISSUE
   NO.
--------------------------------------------------------------------------------
                                              days from the origination date of
                                              the loan, the loan will be fully
                                              recourse to the borrower and the
                                              sponsor for any losses of the
                                              lender related thereto.
--------------------------------------------------------------------------------
   87          (xii)       Walgreens-Humble   Tenant self insures.

              Property     Eckerd- Durham
   90        Insurance
--------------------------------------------------------------------------------

   87          (xii)       Walgreens-Humble   Business interruption insurance
                                              is not required because rent does
              Property                        not abate in the event of a
             Insurance                        casualty.
--------------------------------------------------------------------------------

   61          (xii)       Northwest 36th     Borrower's commercial general
                           Street             liability insurance may be
              Property                        maintained with Markel, which is
             Insurance                        rated A-XIII by AM Best and/or
                                              Ohio Casualty, which is rated BBB
                                              by Standard and Poors and A-XI by
                                              AM Best, until the date, if ever,
                                              upon which the applicable
                                              insurance company's rating is
                                              downgraded below the rating set
                                              forth above, at which point
                                              borrower shall obtain insurance
                                              with an alternative carrier having
                                              a minimum rating equal to that
                                              specified above.
--------------------------------------------------------------------------------

   88          (xii)       Southampton        Borrower's casualty insurance may
                                              be maintained with Ohio Casualty,
              Property                        which is rated BBB by Standard
             Insurance                        and Poors and A-XI by AM Best
                                              until the earlier of (1)
                                              expiration of the existing policy
                                              or (2) the date upon which Ohio
                                              Casualty's rating is downgraded
                                              below the rating set forth above.
--------------------------------------------------------------------------------

                                    Sch I-3

--------------------------------------------------------------------------------
CONTROL    REPRESENTATION       PROPERTY                    ISSUE
  NO.
--------------------------------------------------------------------------------
    1          (xii)       Certain            The business interruption policy
                           Properties,        is in an amount sufficient to
              Property     including 888      provide proceeds which will cover
             Insurance     Seventh Avenue     the actual loss of income
                                              sustained during the actual
                                              period of restoration.
--------------------------------------------------------------------------------

   N/A         (xii)       All Properties     With respect to certain mortgage
                                              loans, the lender accepted
              Property                        comprehensive liability insurance
             Insurance                        in an amount less than that
                                              required by the loan documents,
                                              provided, that this exception does
                                              not apply to the 888 Seventh
                                              Avenue, Station Place II,
                                              University Tower, 1 Allen Bradley
                                              Drive, 1010 Second Avenue, Advance
                                              Tower and Rochester Apartment
                                              loans, provided further, however,
                                              that all the mortgage loans
                                              provide a primary general
                                              liability policy of at least
                                              $1,000,000 per occurrence with
                                              $2,000,000 in the aggregate.
--------------------------------------------------------------------------------

    1          (xvi)      888 Seventh Avenue  There is a subordinate B note
                                              secured by the mortgaged property.
          Subordinate Debt
--------------------------------------------------------------------------------

    2          (xvi)       Station Place II   The borrowers are permitted to
                                              procure mezzanine debt subject to
    9     Subordinate Debt 1 Allen Bradley    the terms of the loan
                           Drive              documents.

   90                      Eckerd-Durham

   11                      Queensbury

   15                      Rio-Sante Fe
--------------------------------------------------------------------------------

   24          (xvi)       Westwood           The loan documents permit an
                                              intracompany loan in a principal
          Subordinate Debt                    amount not to exceed $300,000
                                              secured by a pledge of indirect
                                              membership interests in borrower
                                              upon satisfaction of conditions.
--------------------------------------------------------------------------------

   N/A         (xvi)       All Properties     The loan documents allow the
                                              borrower
--------------------------------------------------------------------------------

                                    Sch I-4

--------------------------------------------------------------------------------
CONTROL    REPRESENTATION       PROPERTY                    ISSUE
  NO.
--------------------------------------------------------------------------------

                                              to incur certain trade payables
          Subordinate Debt                    and equipment financing up to
                                              a predetermined amount, which is
                                              generally less than or equal to
                                              5% of the loan amount.
--------------------------------------------------------------------------------

    1          (xix)       888 Seventh        There is no natural person who
                           Avenue             is an indemnitor under the
           Environmental                      environmental indemnity
   90        Conditions    Eckerd-Durham      agreement.

    9                      1 Allen Bradley
--------------------------------------------------------------------------------

    2          (xxv)       Station Place II   The borrowers are permitted to
                                              procure mezzanine debt subject to
    9     Due-on-          1 Allen Bradley    the terms of the loan
          Encumbrance      Drive              documents.

   90                      Eckerd-Durham

   11                      Queensbury

   15                      Rio Sante Fe
--------------------------------------------------------------------------------

   24          (xxv)       Westwood           The loan documents permit an
                                              intracompany loan in a principal
          Due-on-                             amount not to exceed $300,000
          Encumbrance                         secured by a pledge of indirect
                                              membership interests in borrower
                                              upon satisfaction of conditions.
--------------------------------------------------------------------------------

   N/A         (xxv)       All Properties     The loan documents allow the
                                              borrower to incur certain trade
          Due-on-                             payables and equipment
          Encumbrance                         financing up to a predetermined
                                              amount, which is generally less
                                              than or equal to 5% of the loan
                                              amount.
--------------------------------------------------------------------------------

                                    Sch I-5

--------------------------------------------------------------------------------
CONTROL    REPRESENTATION       PROPERTY                    ISSUE
  NO.
--------------------------------------------------------------------------------

                                              The borrower and all controlling
    9          (xxvi)      1 Allen Bradley    and non-controlling owners of the
                                              borrower have substantial
            Due-on-Sale                       flexibility to transfer interests.
--------------------------------------------------------------------------------
                                              Interests in borrower may be
   90          (xxvi)      Eckerd-Durham      transferred to any entity in
                                              which UBS Real Estate Investments
            Due-on-Sale                       Inc. ("UBSREI") or UBS AG (or any
                                              of their respective affiliates)
                                              holds any interests  or
                                              investment in  and to any entity
                                              in which UBSREI or UBS AG is
                                              merged into or consolidated
                                              with. Additionally, UBSREI may,
                                              without the consent of lender,
                                              transfer or assign, or cause the
                                              transfer or assignment of, all or
                                              any portion of the direct or
                                              indirect interests in borrower or
                                              may permit a transfer, directly or
                                              indirectly, of any direct or
                                              indirect interest in UBSREI or
                                              borrower, to (x) any fund advised
                                              by UBSREI or an "affiliate" of
                                              UBSREI, or (y) any other entity
                                              as long as, in the case of this
                                              clause (y) only, UBSREI, an
                                              affiliate of UBSREI, or a fund
                                              advised by UBSREI or an affiliate
                                              of UBSREI either directly or
                                              indirectly (1) "controls" such
                                              entity or (2) is empowered to
                                              conduct, (or directly or
                                              indirectly controls an entity
                                              that is empowered to conduct),
                                              all day-to-day management of
                                              the Mortgaged Property and,
                                              subject to obtaining the consent
                                              of other persons or entities that
                                              may have an interest therein, has
                                              the right to participate in (or
                                              directly or indirectly controls
                                              an entity that has the right to
                                              participate in), all day-to-day
                                              management of the Mortgaged
                                              Property.

                                              Additionally, nothing in the loan
                                              documents restricts the right of
                                              UBSREI to engage in repurchase
                                              transactions or any pledge,
                                              hypothecation, or re-hypothecation
                                              transaction with respect to its
                                              indirect ownership of the
                                              partnership interests in borrower.
--------------------------------------------------------------------------------

                                    Sch I-6

--------------------------------------------------------------------------------
CONTROL    REPRESENTATION       PROPERTY                    ISSUE
  NO.
--------------------------------------------------------------------------------

   76          (xxvi)      Metropolitan       The borrower has the right to
                           Apartments         effectuate a tenants in common
            Due-on-Sale                       roll up provided that the
                                              conditions set forth in the deed
                                              of trust are satisfied.
--------------------------------------------------------------------------------

   14          (xxvi)      University Tower   Tranfers for estate planning
                                              purposes and in the event of the
            Due-on-Sale                       death of James Baldini are
                                              allowable transfers provided
                                              rating agency guidelines are
                                              satisfied and a substitute
                                              guarantor/controlling member is
                                              approved.
--------------------------------------------------------------------------------

   15          (xxvi)      Rio Santa Fe       GEBAM, Inc. (the equity entity
                           Apartments         owned by GEEC) has the right to
            Due-on-Sale                       purchase the interest in borrower
                                              held by Paul Mashni and/or Robert
                                              Ufer without consent or fee,
                                              provided the borrower structure
                                              must conform to a typical conduit
                                              structure and if there is a
                                              change in day to day effective
                                              control a substitute guarantor
                                              must be provided for the
                                              obligation of the key principals
                                              under the carve-out guaranty and
                                              the hazardous substances
                                              indemnity agreement.
--------------------------------------------------------------------------------

   88          (xxvi)      Southampton        The loan documents permit Richard
                                              Berlin to acquire the interests
            Due-on-Sale                       of Bailey & Associates, Inc. in
                                              the borrower.  As Bailey is the
                                              day to day manager, if such
                                              control is changed Berlin and
                                              Shanri Holdings must then become
                                              substitute guarantors on the
                                              conditions set forth in the loan
                                              documents.
--------------------------------------------------------------------------------

   N/A         (xxvi)      All Properties     Most of the loan documents
                                              provide that transfers of direct
            Due-on-Sale                       and/or indirect interest in the
                                              related mortgagor and/or the
                                              related mortgaged property upon
                                              the death of any natural person
                                              which holds such interest(s) will
                                              not constitute a transfer of
                                              direct and/or indirect interest
                                              in mortgagor and/or mortgaged
                                              property  so long as, among other
                                              things as set
--------------------------------------------------------------------------------

                                    Sch I-7

--------------------------------------------------------------------------------
CONTROL    REPRESENTATION       PROPERTY                    ISSUE
  NO.
--------------------------------------------------------------------------------

                                              forth in loan documents: (i) all
                                              of the direct and/or indirect
                                              interests of such decedent in the
                                              mortgagor and/or the mortgaged
                                              property are held and remain the
                                              property of the legal
                                              representative of such decedent's
                                              estate; (ii) the mortgaged
                                              property continues to be managed
                                              in a manner acceptable to the
                                              mortgagee and (iii) within
                                              thirty (30) days of such death,
                                              mortgagor delivers notice thereof
                                              to the mortgagee and thereafter
                                              provides  the mortgagee with such
                                              information as may be reasonably
                                              requested by the mortgagee as to
                                              the continued management of the
                                              mortgaged property.
--------------------------------------------------------------------------------

    1         (xxvii)      888 Seventh Avenue Mortgage loan, alone or together
                                              with other mortgage loans made to
             Mortgagor     Station Place II   the same mortgagor or to an
    2      Concentration                      affiliate of such mortgagor,
                                              represents more than 5%
                                              of the aggregate cut-off
                                              date balance of the
                                              mortgage pool.
--------------------------------------------------------------------------------

   87          (xxxi)      Walgreens Humble   A Storm Water Quality Permit was
                                              issued, but is not in the
          Qualifications;                     borrower's name.  The borrower is
             Licensing;                       required to use good faith
               Zoning                         efforts to obtain a
                                              Storm Water Quality
                                              Permit in borrower's
                                              name as expeditiously as
                                              possible.
--------------------------------------------------------------------------------

   90          (xxxi)      Eckerd - Durham    The borrower is not qualified to
                                              do business in the state in which
   33     Qualifications;  5435 Balboa        the property is located.  The
             Licensing;                       borrower is required to obtain
               Zoning                         such qualification within the
                                              time frame set forth in the loan
                                              documents, if applicable
--------------------------------------------------------------------------------

   115         (xxxi)      Liberty Point      The property is legal
                                              nonconforming as to setbacks,
          Qualifications;                     parking and lot size with no
             Licensing;                       clear right to rebuild after a
               Zoning                         casualty or condemnation.  A
                                              principal of the borrower
                                              provided an indemnity against
                                              losses, costs and damages that
                                              may result if borrower is not
                                              permitted to rebuild all or any
--------------------------------------------------------------------------------

                                    Sch I-8

--------------------------------------------------------------------------------
CONTROL    REPRESENTATION       PROPERTY                    ISSUE
  NO.
--------------------------------------------------------------------------------

                                              portion of the improvements after
                                              a casualty, as they exist at the
                                              property on the date of closing
                                              (including, without limitation,
                                              restoring the same number of
                                              rental units that exist on the
                                              date hereof).
--------------------------------------------------------------------------------

   12          (xxxi)      Dacra Portfolio    There are various open building
                                              permits with respect to certain
          Qualifications;                     work performed at the Mortgaged
             Licensing;                       Property, some of which permits
               Zoning                         were marked "final" by the City
                                              of Miami and duly closed, and no
                                              certificates of completion and/or
                                              certificates of occupancy may
                                              exist with respect to that work
                                              (which work does not pertain to
                                              the actual building shells). It
                                              is the tenant's obligation to
                                              obtain permits.  The borrower
                                              acknowledged and agreed to (x)
                                              finalize and close out all such
                                              open permits described in the
                                              preceding sentence, (y) use best
                                              efforts to obtain (or cause to be
                                              obtained) all such certificates
                                              of completion and/or certificates
                                              of occupancy described in the
                                              preceding sentence, and (z) once
                                              obtained, maintain all such
                                              permits, certifications of
                                              completion and/or certificates of
                                              occupancy, that are required for
                                              the legal use, occupancy and
                                              operation by any tenants of the
                                              Mortgaged Property.  The loan is
                                              recourse to the extent lender
                                              suffers any losses as a result of
                                              a breach of any of the foregoing.
--------------------------------------------------------------------------------

   53          (xxxi)      151 West 25th      A small portion of the building
                           Street             is used for residential
          Qualifications;                     purposes.  Currently, there is no
             Licensing;                       residential certificate of
               Zoning                         occupancy and certain work need
                                              to be completed at the property
                                              in order to obtain the
                                              residential certificate of
                                              occupancy.  A reserve was
                                              established, the balance of which
                                              shall not be returned to the
                                              borrower until such time as the
                                              residential certificate of
                                              occupancy is obtained.
--------------------------------------------------------------------------------

                                    Sch I-9

--------------------------------------------------------------------------------
CONTROL    REPRESENTATION       PROPERTY                    ISSUE
  NO.
--------------------------------------------------------------------------------

                                              Borrower acknowledges and agrees
                                              to (x) use best efforts to obtain
                                              (or cause to be obtained) the
                                              residential certificate of
                                              occupancy in accordance with the
                                              loan documents, and (y) once
                                              obtained, maintain the
                                              residential certificate of
                                              occupancy that is required for
                                              the legal use, occupancy and
                                              operation by residential tenants
                                              of the property.  The loan is
                                              recourse to the extent lender
                                              suffers any losses as a result of
                                              a breach of any of the foregoing.
--------------------------------------------------------------------------------

   20          (xxxi)      950 Herndon        Two to three of the tenants at
                                              the property do not have a zoning
          Qualifications;                     inspection permit for their
             Licensing;                       respective spaces.  It is the
               Zoning                         tenant's obligation to obtain
                                              permits.  Borrower has agreed to
                                              use its best efforts to obtain
                                              the zoning inspection permits and
                                              deliver them to lender on or
                                              before June 30, 2006. In
                                              furtherance of the same, the
                                              borrower has agreed to diligently
                                              and continuously pursue obtaining
                                              zoning inspection permits, and
                                              further agreed to pay all costs
                                              and expenses in connection with
                                              the foregoing.  Borrower has made
                                              a representation that
                                              notwithstanding the foregoing,
                                              all certifications, permits,
                                              licenses, authorizations and
                                              approvals, including, without
                                              limitation, certificates of
                                              completion and occupancy permits
                                              required for the legal use,
                                              occupancy and operation of the
                                              property have been obtained and
                                              are in full force and effect
                                              (including, without limitation,
                                              any such certifications, permits,
                                              licenses, authorizations and
                                              approvals required with respect
                                              to the  use of the property by
                                              any tenants, franchisors or
                                              operators). The loan is recourse
                                              to the extent lender suffers any
                                              losses as a result of the failure
                                              of borrower to disclose a
                                              material fact with respect to the
                                              foregoing.
--------------------------------------------------------------------------------

                                    Sch I-10

--------------------------------------------------------------------------------
CONTROL    REPRESENTATION       PROPERTY                    ISSUE
  NO.
--------------------------------------------------------------------------------

   68          (xxxi)      Colony Park        Certificates of occupancy are not
                                              available.  Absence of the
          Qualifications;                     certificates of occupancy is not
             Licensing;                       a violation according to local
               Zoning                         officials and the loan is
                                              recourse to a principal for loss,
                                              costs or damages resulting
                                              therefrom.
--------------------------------------------------------------------------------

   120         (xxxi)      Alcom Industrial   Certificates of occupancy are not
                                              available.  Absence of the
          Qualifications;                     certificates of occupancy is not
             Licensing;                       a violation according to local
               Zoning                         officials and the loan is full
                                              recourse.
--------------------------------------------------------------------------------

   92          (xxxi)      Capital Self       Some of the self storage
                           Storage Enola      buildings do not have
          Qualifications;                     certificates of occupancy,
   104       Licensing;    Capital Self       although there is no violation
               Zoning      Storage Dover      according to local officials for
                                              those that are missing. The loan
                                              is recourse to a principal for any
                                              loss, cost or damage for missing
                                              certificates of occupancy.
--------------------------------------------------------------------------------

   33          (xxxi)      5435 Balboa        The requirement to provide
                                              certificates of occupancy is a
          Qualifications;                     post-closing requirement.  The
             Licensing;                       mortgage loan is recourse to the
               Zoning                         borrower for losses in
                                              connection with the missing
                                              certificate of occupancy.
--------------------------------------------------------------------------------

   10         (xxxiii)     1010 Second Avenue The borrowers are under common
                                              control.  A non-consolidation
           Single Purpose  5435 Balboa        opinion was obtained with respect
   33          Entity                         to the 5435 Balboa loan but not
                                              the 1010 Second Avenue mortgage
                                              loan.
--------------------------------------------------------------------------------

   N/A        (xxxiii)     All Properties     Certain borrowers may be recycled
                                              entities.
           Single Purpose
               Entity
--------------------------------------------------------------------------------

                                    Sch I-11

--------------------------------------------------------------------------------
CONTROL    REPRESENTATION       PROPERTY                    ISSUE
  NO.
--------------------------------------------------------------------------------

   87          (xlii)      Walgreens Humble   A Storm Water Quality Permit was
                                              issued, but is not in the
             Licenses,                        borrower's name. The borrower is
            Permits and                       required to use good faith
           Authorizations                     efforts to obtain a Storm Water
                                              Quality Permit in borrower's
                                              name as expeditiously as
                                              possible.
--------------------------------------------------------------------------------

   90          (xlii)      Eckerd - Durham    The borrower is not qualified to
                                              do business in the state in which
             Licenses,                        the property is located.  The
            Permits and                       borrower is required to obtain
           Authorizations                     such qualification within the
                                              time frame set forth in the loan
                                              documents, if applicable.
--------------------------------------------------------------------------------

   115         (xlii)      Liberty Point      The property is legal
                                              nonconforming as to setbacks,
             Licenses,                        parking and lot size with no
            Permits and                       clear right to rebuild after a
           Authorizations                     casualty or condemnation.  A
                                              principal of the borrower
                                              provided an indemnity against
                                              losses, costs and damages that
                                              may result if borrower is not
                                              permitted to rebuild all or any
                                              portion of the improvements after
                                              a casualty, as they exist at the
                                              property on the date of closing
                                              (including, without limitation,
                                              restoring the same number of
                                              rental units that exist on the
                                              date hereof).
--------------------------------------------------------------------------------

   12          (xlii)      Dacra Portfolio    There are various open building
                                              permits with respect to certain
             Licenses,                        work performed at the Mortgaged
            Permits and                       Property, some of which permits
           Authorizations                     were marked "final" by the City
                                              of Miami and duly closed, and no
                                              certificates of completion and/or
                                              certificates of occupancy may
                                              exist with respect to that work
                                              (which work does not pertain to
                                              the actual building shells). It
                                              is the tenant's obligation to
                                              obtain permits. The borrower
                                              acknowledged and agreed to (x)
                                              finalize and close out all such
                                              open permits described in the
                                              preceding sentence, (y) use best
                                              efforts to obtain (or cause to be
                                              obtained) all such certificates
                                              of completion and/or
--------------------------------------------------------------------------------

                                    Sch I-12

--------------------------------------------------------------------------------
CONTROL    REPRESENTATION       PROPERTY                    ISSUE
  NO.
--------------------------------------------------------------------------------

                                              certificates of occupancy
                                              described in the preceding
                                              sentence, and (z) once obtained,
                                              maintain all such permits,
                                              certifications of completion
                                              and/or certificates of
                                              occupancy, that are required for
                                              the legal use, occupancy and
                                              operation by any tenants of the
                                              Mortgaged Property. The loan is
                                              recourse to the extent lender
                                              suffers any losses as a result of
                                              a breach of any of the foregoing.
--------------------------------------------------------------------------------

   53          (xlii)      151 West 25th      A small portion of the building
                           Street             is used for residential
             Licenses,                        purposes. Currently, there is no
            Permits and                       residential certificate of
           Authorizations                     occupancy and certain work need
                                              to be completed at the property
                                              in order to obtain the
                                              residential certificate of
                                              occupancy. A reserve was
                                              established, the balance of which
                                              shall not be returned to the
                                              borrower until such time as the
                                              residential certificate of
                                              occupancy is obtained.  Borrower
                                              acknowledges and agrees to (x)
                                              use best efforts to obtain (or
                                              cause to be obtained) the
                                              residential certificate of
                                              occupancy in accordance with the
                                              loan documents, and (y) once
                                              obtained, maintain the
                                              residential certificate of
                                              occupancy that is required for
                                              the legal use, occupancy and
                                              operation by residential tenants
                                              of the property. The loan is
                                              recourse to the extent lender
                                              suffers any losses as a result of
                                              a breach of any of the foregoing.
--------------------------------------------------------------------------------

   20          (xlii)      950 Herndon        Two to three of the tenants at
                                              the property do not have a zoning
             Licenses,                        inspection permit for their
            Permits and                       respective spaces.  It is the
           Authorizations                     tenant's obligation to obtain
                                              permits.  Borrower has agreed to
                                              use its best efforts to obtain
                                              the zoning inspection permits and
                                              deliver them to lender on or
                                              before June 30, 2006.  In
                                              furtherance of the same, the
                                              borrower has agreed to
--------------------------------------------------------------------------------

                                    Sch I-13

--------------------------------------------------------------------------------
CONTROL    REPRESENTATION       PROPERTY                    ISSUE
  NO.
--------------------------------------------------------------------------------

                                              diligently and continuously
                                              pursue obtaining zoning
                                              inspection permits, and further
                                              agreed to pay all costs and
                                              expenses in connection with
                                              the foregoing.  Borrower has made
                                              a representation that
                                              notwithstanding the foregoing,
                                              all certifications, permits,
                                              licenses, authorizations and
                                              approvals, including, without
                                              limitation, certificates of
                                              completion and occupancy permits
                                              required for the legal use,
                                              occupancy and operation of the
                                              property have been obtained and
                                              are in full force and effect
                                              (including, without limitation,
                                              any such certifications, permits,
                                              licenses, authorizations and
                                              approvals required with respect
                                              to the  use of the property by
                                              any tenants, franchisors or
                                              operators).  The loan is recourse
                                              to the extent lender suffers any
                                              losses as a result of the failure
                                              of borrower to disclose a
                                              material fact with respect to the
                                              foregoing.
--------------------------------------------------------------------------------

   68          (xlii)      Colony Park        Certificates of occupancy are not
                                              available.  Absence of the
             Licenses,                        certificates of occupancy is not
            Permits and                       a violation according to local
           Authorizations                     officials and the loan is
                                              recourse to a principal for loss,
                                              costs or damages resulting
                                              therefrom.
--------------------------------------------------------------------------------

   120         (xlii)      Alcom Industrial   Certificates of occupancy are not
                                              available. Absence of the
             Licenses,                        certificates of occupancy is not
            Permits and                       a violation according to local
           Authorizations                     officials and the loan is full
                                              recourse.
--------------------------------------------------------------------------------

   92          (xlii)      Capital Self       Some of the self storage
                           Storage Enola      buildings do not have
             Licenses,                        certificates of occupancy,
   103      Permits and    Capital Self       although there is no violation
           Authorizations  Storage Dover      according to local officials for
                                              those that are missing. The loan
                                              is recourse to a principal for
                                              any loss, cost or damage for
                                              missing certificates of
                                              occupancy.
--------------------------------------------------------------------------------

                                    Sch I-14

--------------------------------------------------------------------------------
CONTROL    REPRESENTATION       PROPERTY                    ISSUE
  NO.
--------------------------------------------------------------------------------

   33          (xlii)      5435 Balboa        The requirement to provide
                                              certificates of occupancy is a
             Licenses,                        post-closing requirement.  The
            Permits and                       mortgage loan is recourse to the
           Authorizations                     borrower for losses in
                                              connection with the missing
                                              certificate of occupancy.
--------------------------------------------------------------------------------

   87         (xlvii)      Walgreens Humble   The Mortgaged Property lies in a
                                              tax lot that includes land other
              Tax Lot;                        than the Mortgaged Property.
             Utilities                        According to information from the
                                              borrower, the assessor will
                                              split-out the Mortgaged Property
                                              as a separate tax lot for the
                                              2006 tax year and subsequent
                                              years. Tenant pays real estate
                                              taxes. At the closing of the
                                              loan, the title company
                                              collected the balance of
                                              the tax payment currently due on
                                              the entire tax lot. Additionally
                                              the borrower has covenanted
                                              to separate the tax parcels and
                                              the loan is recourse to the
                                              borrower for any taxes on any
                                              other parcel included in the tax
                                              bill that is not a part of the
                                              collateral.
--------------------------------------------------------------------------------

   11         (xlvii)      Queensbury         The Deer Run property was part of
                                              a larger tax lot but, according
              Tax Lot;                        to the tax assessor, the property
             Utilities                        has been provided with a separate
                                              tax lot number and the next tax
                                              map to be issued will reflect
                                              that the property is a separate
                                              tax parcel.
--------------------------------------------------------------------------------

    1         (xlviii)     Certain            The defeasance collateral can
                           Properties         consist of, in addition to what
             Defeasance    including 888      is listed in representation
                           Seventh Avenue     (xlviii), non-callable
                                              instruments, which (a) will not
                                              cause the REMIC trust to fail to
                                              maintain its status as a "real
                                              estate mortgage investment
                                              conduit," (b) will not result in
                                              a ratings reduction, downgrade or
                                              withdrawal, (c) are then
                                              outstanding and (d) are then
                                              being generally accepted by the
                                              rating agencies without any
                                              reduction, downgrade or
                                              withdrawal of the applicable
                                              ratings.
--------------------------------------------------------------------------------

                                    Sch I-15

CONTROL    REPRESENTATION       PROPERTY                    ISSUE
  NO.
--------------------------------------------------------------------------------

   90          (liv)       Eckerd-Durham      The mortgagor is an affiliate of
                                              the lender.
    9       No Ownership   1 Allen Bradley
            Interest in
             Mortgagor
--------------------------------------------------------------------------------

   90           (lv)       Eckerd-Durham      Seller owns indirect interests in
                                              the borrowers with respect to
    9      No Undisclosed  1 Allen Bradley    these mortgage loans.
          Common Ownership
--------------------------------------------------------------------------------

                                    Sch I-16

                                    EXHIBIT C

                                      NONE

                                   EXHIBIT C-1

                  OPINION OF CADWALADER, WICKERSHAM & TAFT LLP

                 [CADWALADER, WICKERSHAM & TAFT LLP LETTERHEAD]

                                 April 10, 2006

Addressees listed on Schedule A

Re:      LB-UBS Commercial Mortgage Trust 2006-C3, Commercial Mortgage
         Pass-Through Certificates, Series 2006-C3

Ladies and Gentlemen:

                  We are rendering this opinion pursuant to the Mortgage Loan
Purchase Agreement, dated as of April 3, 2006 (the "MLPA"), among UBS Real
Estate Investments Inc., as seller (the "Seller"), UBS Principal Finance LLC, as an additional party ("UBSPF") and Structured Asset Securities Corporation II, as
purchaser ("SASC").

                  We have acted as special counsel to the Seller in connection with the following transactions: (i) the sale by the Seller, and the purchase by
SASC, of multifamily and commercial mortgage loans in the principal amount of approximately $764,023,236 (the "UBS Mortgage Loans"), pursuant to the MLPA;
(ii) the execution by the Seller of the UBS Indemnification Agreement, dated as of April 3, 2006 (the "Indemnification Agreement"), by and among the Seller, UBS
Americas Inc. ("UBS Americas" and, together with the Seller, the "UBS
Entities"), SASC and the Underwriters (as defined below); and (iii) the acknowledgement by the Seller of certain sections of the Underwriting Agreement, dated as of April 3, 2006 (the "Underwriting Agreement"), by and among SASC, UBS
Securities and Lehman, and acknowledged with respect to certain sections by the
Seller and LBHI.

                  We have also acted as special counsel to UBS Americas in
connection with the execution by UBS Americas of the Indemnification Agreement and to UBSPF in connection with the execution by UBSPF of the MLPA.

                  The MLPA, the Indemnification Agreement and the Underwriting
Agreement are collectively referred to herein as the "Agreements." Capitalized terms not defined herein have the respective meanings set forth in the MLPA.

                  In rendering the opinions set forth below, we have examined and, as to factual matters relevant to the opinions set forth below, relied upon the originals, copies or specimens, certified or otherwise identified to our satisfaction, of the Agreements and such certificates, corporate and public records, agreements, instruments and other documents, including, among other things, the documents and agreements delivered at the closing of the purchase and sale of

                                   Exh C-1-1

the Certificates (the "Closing"), as we have deemed appropriate as a basis for the opinions expressed below. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents, agreements and instruments submitted to us as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to us as copies or specimens, the authenticity of the originals of such documents, agreements and instruments submitted to us as copies or specimens and the accuracy of the matters set forth in the documents, agreements and instruments we reviewed. As to any facts material to the opinions expressed below that were not known to us, we have relied upon statements, certificates and representations of officers and other representatives of the UBS Entities,
UBSPF, SASC and the Underwriters, including those contained in the Agreements and other documents, certificates, agreements and opinions delivered at the
Closing, and of public officials. In addition, with respect to the opinions referred to in paragraphs 8(c), 8(d) and 9 below, such opinions are based solely on the Seller Officer's Certificate and the UBS Americas Officer's Certificate
referred to below, a review of the items, if any, identified as exceptions in the exhibits to such certificates, conversation with internal counsel for each of the UBS Entities, and the actual knowledge of attorneys who conducted such review, had such conversations and/or customarily represent the UBS Entities in real estate lending transactions, financing transactions, and/or transactions similar to those contemplated by the Agreements. Except as expressly set forth herein, we have not undertaken any independent investigation (including, without limitation, conducting any review, search or investigation of any public files, records or dockets) to determine the existence or absence of the facts that are material to our opinion, and no inference as to our knowledge concerning such facts should be drawn from our reliance on the representations of the UBS
Entities, UBSPF and others in connection with the preparation and delivery of this letter.

                  In particular, we have examined and relied upon:

                  1.       the MLPA;

                  2.       the Underwriting Agreement;

                  3.       the Indemnification Agreement;

                  4.       the officer's certificate of Seller, dated the
                           date hereof (the "Seller Officer's Certificate"); and

                  5.       the officer's certificate of UBS Americas, dated
                           the date hereof (the "UBS Americas Officer's
                           Certificate").

                  References in this letter to "Applicable Laws" shall mean
those laws, rules and regulations of the State of New York and of the United
States of America which, in our experience, are normally applicable to transactions of the type contemplated by the Agreements, as well as the General
Corporation Law of the State of Delaware with respect to the opinions referred to in paragraphs 1 through 4, 8(a), 8(b)(i), 8(c) and 8(d) below. While we are not licensed to practice law in the State of Delaware, we have reviewed applicable provisions of the Delaware General Corporation Law as we have deemed appropriate in connection with the opinions expressed herein. Except as described we have neither examined nor do we express any

                                   Exh C-1-2

opinion with respect to Delaware law. References in this letter to the term
"Governmental Authorities" means executive, legislative, judicial, administrative or regulatory bodies of the State of New York or the United
States of America. References in this letter to the term "Governmental Approval"
means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to
Applicable Laws.

                  We have also assumed, except as to the UBS Entities, that all documents, agreements and instruments have been duly authorized, executed and delivered by all parties thereto, that all such parties are validly existing and in good standing under the laws of their respective jurisdictions of organization, that all such parties had the power and legal right to execute and deliver all such documents, agreements and instruments, and, except as to the
UBS Entities and UBSPF, that such documents, agreements and instruments are legal, valid and binding obligations of such parties, enforceable against such parties in accordance with their respective terms. As used herein, "to our knowledge," "known to us" or words of similar import mean the actual knowledge, without independent investigation (except as expressly set forth herein), of any lawyer in our firm actively involved in the transactions contemplated by the
Agreements.

                  We express no opinion concerning any law other than Applicable
Law.

                  Based upon and subject to the foregoing, we are of the opinion that:

                  1. Each of the Agreements has been duly authorized, executed and delivered by the Seller.

                  2. The Indemnification Agreement has been duly authorized, executed and delivered by UBS Americas.

                  3. The Seller is a corporation validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to enter into and perform its obligations under the
         Agreements.

                  4. UBS Americas is a corporation validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to enter into and perform its obligations under the
         Indemnification Agreement.

                  5. Each of the MLPA and the Underwriting Agreement constitutes the legal, valid and binding agreement of the Seller, and the MLPA constitutes the legal, valid and binding agreement of UBSPF, enforceable against the Seller or UBSPF, as applicable, in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, receivership or other laws relating to or affecting creditors' rights generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and except that (a) the enforcement of rights with respect to indemnification and contribution obligations and (b) provisions (i) purporting to waive or limit rights to trial by jury, oral amendments to written agreements or rights of set off or (ii) relating to submission to jurisdiction, venue or service of process, may be limited by applicable law or considerations of public policy.

                                   Exh C-1-3

                  6. Neither the consummation by UBSPF of any of the
         transactions contemplated by the MLPA nor the execution, delivery and performance of the terms of the MLPA by UBSPF will conflict with, or result in the violation of, any New York State or federal law that is applicable to UBSPF.

                  7. The execution, delivery and performance by UBSPF of the
         MLPA and the consummation by UBSPF of the transactions contemplated under the MLPA do not require any consent, approval, license, authorization or validation of, or filing, recording or registration with, any executive, legislative, judicial, administrative or regulatory bodies of the United States of America pursuant to those laws, rules and regulations of the United States of America which, in our experience are normally applicable to transactions of the type contemplated by the MLPA, to be obtained by UBSPF except those that may be required under state securities or blue sky laws, and such other approvals that have been obtained and, to our knowledge, are in effect.

                  8. None of the sale of the UBS Mortgage Loans, the
         consummation by either UBS Entity of any of the other transactions contemplated by the Agreements to which it is a party or the execution, delivery and performance by each UBS Entity of the terms of the
         Agreements to which it is a party, (a) will require any Governmental
         Approval to be obtained or made on the part of either UBS Entity, the absence of which would have a material adverse effect on such UBS
         Entity or the transactions contemplated by the Agreements, except those that may be required under state securities or blue sky laws, and except for such other approvals that have been obtained and, to our knowledge, are in full force and effect, (b) will conflict with, or result in a violation of, any provision of (i) either UBS Entity's certificate of incorporation or bylaws or (ii) any Applicable Laws applicable to either UBS Entity, (c) will, to our knowledge, breach, constitute a default under, require any consent under, or result in the acceleration or require prepayment of any indebtedness pursuant to the terms of, any agreement or instrument to which either UBS Entity is a party or by which it is bound or to which it is subject, or result in the creation or imposition of any lien upon any property of either UBS
         Entity pursuant to the terms of any such agreement or instrument, any of which occurrences, either in any one instance or in the aggregate, would call into question the validity of any Agreement to which it is a party or be reasonably likely to impair materially the ability of such
         UBS Entity to perform under the terms of any Agreement to which it is a party or (d) will, to our knowledge, breach or result in a violation of, or default under, any material judgment, decree or order that is applicable to either UBS Entity and is issued by any Governmental
         Authority having jurisdiction over either UBS Entity or any of its properties.

                  9. To our actual knowledge, there is no legal or governmental action, investigation or proceeding pending or threatened against either UBS Entity (a) asserting the invalidity of the Agreements to which it is a party, (b) seeking to prevent the consummation of any of the transactions provided for in the Agreements, or (c) that would materially and adversely affect (i) the ability of either UBS Entity to perform its obligations under, or the validity or enforceability (with respect to either UBS Entity) of, the Agreements to which it is a party or (ii) any rights with regard the Mortgaged Properties or the Mortgage
         Loans. For purposes of the opinion set forth in this paragraph, we have not regarded any legal or governmental actions, investigations or

                                   Exh C-1-4

         proceedings to be "threatened" unless the potential litigant or governmental authority has communicated in writing to a UBS Entity a present intention to initiate such actions, investigations or proceedings against such UBS Entity.

                  We are furnishing this letter to you solely for your benefit in connection with the transactions referred to herein. Without our prior written consent, this letter is not to be relied upon, used, circulated, quoted or otherwise referred to by, or assigned to, any other person (including any person that acquires any Certificates from you or that seeks to assert your rights in respect of this letter (other than your successor in interest by means of merger, consolidation, transfer of a business or other similar transaction))
or for any other purpose. In addition, we disclaim any obligation to update this letter for changes in fact or law, or otherwise.

                                Very truly yours,

                                   Exh C-1-5

                                   SCHEDULE A

Structured Asset Securities Corporation II  Standard & Poor's Rating Services
745 Seventh Avenue                          55 Water Street
New York, New York  10019                   New York, New York  10041

Lehman Brothers Inc.                        LaSalle Bank National Association
745 Seventh Avenue                          135 South LaSalle Street, Suite 1625
New York, New York  10019                   Chicago, Illinois 60603

UBS Securities LLC                          Moody's Investors Service, Inc.
1285 Avenue of the Americas                 99 Church Street
New York, New York  10019                   New York, New York 10007

                                   Exh C-1-6

                                   EXHIBIT C-2

                 OPINION OF IN-HOUSE COUNSEL TO ADDITIONAL PARTY

                     [UBS PRINCIPAL FINANCE LLC LETTERHEAD]

                                 April 10, 2006

TO THE PERSONS ON
THE ATTACHED SCHEDULE A

         Re:      LB-UBS Commercial Mortgage Trust 2006-C3, Commercial Mortgage
                  Pass-Through Certificates, Series 2006-C3

Ladies and Gentlemen:

                  I am Executive Director and Counsel of UBS AG. UBS Principal
Finance LLC, a Delaware limited liability company ("UBSPF"), is a wholly owned subsidiary of UBS AG. I have been asked to deliver this opinion in connection with (i) the sale by UBS Real Estate Investments Inc. ("UBSREI") and the purchase by Structured Asset Securities Corporation II ("SASC") of certain multi-family and commercial mortgage loans, pursuant to a Mortgage Loan Purchase
Agreement, dated as of April 3, 2006 (the "Agreement"), by and among SASC, as purchaser, UBSREI, as seller, and UBSPF, as additional party. Capitalized terms used and not otherwise defined herein have the meanings given to them in the
Agreement.

                  I, or others under my supervision, have examined such
documents as I believe are necessary or appropriate for the purposes of this opinion, including the certificate of formation, incumbency resolution and limited liability company agreement adopted by the members of UBSPF and the
Agreement and all exhibits thereto. In reaching such opinions, I have assumed without investigation, except as expressly set forth below, that there are no facts inconsistent with the assumptions made in paragraphs A through D below.

                  A. All signatures of parties, other than UBSPF, on all
documents are genuine. Each person executing any such instrument, document or agreement, whether individually or on behalf of a firm or other business entity, other than UBSPF, is duly authorized to do so.

                  B. All documents submitted as original are authentic, and all photostatic copies, and all copies certified by a governmental custodian or a party to the transaction, conform to authentic original documents.

                                   Exh C-2-1

                  C. All natural persons, including all persons acting on behalf of a business entity, are legally competent.

                  D. All other parties to documents, other than UBSPF, have the requisite power and authority to consummate the transactions contemplated by the
Agreement and to execute and deliver the applicable documents.

                  Based on my review of the foregoing and such other
considerations of law and fact as I believe to be relevant, and subject to the limitations, assumptions and qualifications set forth herein, I am of the opinion that:

                  1. The Agreement has been duly authorized, executed and
delivered by UBSPF.

                  2. UBSPF is a limited liability company duly organized,
validly existing and in good standing under the laws of the State of Delaware, and has the requisite power and authority to enter into and perform its obligations under the Agreement.

                  3. The execution, delivery and performance of the terms of the
Agreement will not result in the breach or violation of or a default under any material order or decree of any court, regulatory body, administrative agency or governmental body having jurisdiction over UBSPF and known to me as being applicable to UBSPF.

                  4. There is no action, suit or proceeding against, or
investigation of, UBSPF pending or, to my knowledge, threatened against UBSPF before any court, administrative agency or other tribunal which, either individually or in the aggregate, (a) asserts the invalidity of the Agreement,
(b) seeks to prevent the consummation of any of the transactions contemplated by the Agreement or (c) would materially and adversely affect (i) the performance by UBSPF of its obligations under, or the validity or enforceability of, the
Agreement, or (ii) any rights with regard to the Mortgaged Properties or the
Mortgage Loans.

                  5. No consent, approval, authorization or order of, and no filing or registration with, any court or governmental agency or regulatory body, of which I have actual knowledge, the absence of which would have a material adverse effect on UBSPF or the transactions contemplated by the
Agreement, is required on the part of UBSPF for the execution, delivery or performance by UBSPF of the Agreement, except those which have been obtained and are in full force and effect.

                  6. The execution, delivery and performance by UBSPF of, and the consummation of the transactions contemplated by, the Agreement do not and will not result in a breach of any term or provision of the certificate of formation or limited liability company agreement of UBSPF or in a breach of, constitute a default under, require any consent under, or result in the acceleration or require prepayment of any indebtedness pursuant to the terms of, any agreement or instrument, of which I have actual knowledge, to which UBSPF is a party or by which it is bound or to which it is subject, or result in the creation or imposition of any lien upon any property of UBSPF pursuant to the terms of any such agreement or instrument, any of which occurrences,

                                   Exh C-2-2

either in any one instance or in the aggregate, would call into question the validity of the Agreement or be reasonably likely to impair materially the ability of UBSPF to perform under the terms of the Agreement.

                  In addition to the qualifications set forth above, the
opinions herein are also subject to the following qualifications:

                  1. I am a member of the Bar of the State of New York, and the opinions expressed herein concern only the laws of the State of New York, as currently in effect, the limited liability company law of the State of Delaware, as currently in effect, and solely with respect to paragraphs 3 and 4 above, the federal laws of the United States of America, as currently in effect.

                  2. I assume no obligation to supplement this opinion if, after the date hereof, any applicable laws change or I become aware of any facts that might change the opinions set forth herein.

                  3. The opinions are limited to the matters set forth in this letter. No other opinions should be inferred beyond the matters expressly stated.

                  The opinions expressed in this letter may be relied upon
solely by the addressees hereof solely with respect to the transactions described in the Agreement, and may not be relied upon by any other person or entity, without my specific prior written consent.

                                         Sincerely,

                                         Greg Walker
                                         Managing Director

                                   Exh C-2-3

                                   SCHEDULE A

UBS Securities LLC                          Standard & Poor's Rating Services
1285 Avenue of the Americas                 55 Water Street
New York, New York  10019                   New York, New York 10041

Lehman Brothers Inc.                        Moody's Investors Service, Inc.
745 Seventh Avenue                          99 Church Street
New York, New York  10019                   New York, New York 10007

Structured Asset Securities Corporation II  LaSalle Bank National Association
745 Seventh Avenue                          135 South LaSalle Street, Suite 1625
New York, New York  10019                   Chicago, Illinois 60603

                                   Exh C-2-4

                                    EXHIBIT D

                                      NONE

                                     Exh D-1